                                                                   EXHIBIT 10(b)

================================================================================

                     UNITED RENTALS (NORTH AMERICA), INC.


                                as the Company


                                      and

                             UNITED RENTALS, INC.

                                      and

                         THE SUBSIDIARIES NAMED HEREIN


                                 as Guarantors


                                      to


                             THE BANK OF NEW YORK


                                  as Trustee
                                ______________


                                   Indenture


                          Dated as of April 20, 2001
                                ______________


                                 $450,000,000


                    10 3/4% Senior Notes Due 2008, Series A


                                 $450,000,000

                    10 3/4% Senior Notes Due 2008, Series B

================================================================================

                            CROSS REFERENCE TABLE/1/
                            ========================


Trust Indenture Act                                                    Indenture
Selection                                                              Section
---------                                                              -------
310(a)(1)........................................................        6.09
310(a)(2)........................................................        6.09
310(a)(3)........................................................        N.A./2/
310(a)(4)........................................................        N.A.
310(a)(5)........................................................        N.A.
310(b)...........................................................  6.08; 6.10
310(c)...........................................................        N.A.
311(a)...........................................................        6.13
311(b)...........................................................        6.13
311(c)...........................................................        N.A.
312(a)...........................................................  7.01; 7.02
312(b)...........................................................        7.02
312(c)...........................................................        7.02
313(a)...........................................................        7.03
313(b)...........................................................        7.03
313(c)...........................................................        1.06
313(d)...........................................................        7.03
314(a)...........................................................        7.04
314(b)...........................................................        N.A.
314(c)(1)........................................................        1.02
314(c)(2)........................................................        1.02
314(c)(3)........................................................        N.A.
314(d)...........................................................        N.A.
314(e)...........................................................        1.02
314(f)...........................................................        N.A.
315(a)...........................................................        6.01
315(b)...........................................................        6.02
315(c)...........................................................        6.01
315(d)...........................................................        6.01
315(e)...........................................................        5.14
316(a)(1)(A).....................................................        5.12
316(a)(1)(B).....................................................        5.13
316(a)(2)........................................................        N.A.
316(a)(last sentence)............................................        1.01/3/
316(b)...........................................................  5.07; 5.08
316(c)...........................................................        1.04
317(a)(1)........................................................        5.03
317(a)(2)........................................................        5.04
317(b)...........................................................       10.03
318(a)...........................................................        1.07

_____________________

 /1/ Note: This Cross Reference Table shall not, for any purpose, be deemed part of this Indenture.

 /2/  Not Applicable.

 /3/  Definition of "Outstanding."

                               TABLE OF CONTENTS

                                  ARTICLE I

                       Definitions and Other Provisions
                            of General Application

SECTION 1.01.  Definitions.................................................   1
SECTION 1.02.  Compliance Certificates and Opinions........................  27
SECTION 1.03.  Form of Documents Delivered to Trustee......................  27
SECTION 1.04.  Acts of Holders; Record Dates...............................  28
SECTION 1.05.  Notices to Trustee, the Company or a Guarantor..............  30
SECTION 1.06.  Notice to Holders; Waiver...................................  30
SECTION 1.07.  Conflict with Trust Indenture Act...........................  31
SECTION 1.08.  Effect of Headings and Table of Contents....................  31
SECTION 1.09.  Successors and Assigns......................................  31
SECTION 1.10.  Separability Clause.........................................  31
SECTION 1.11.  Benefits of Indenture.......................................  31
SECTION 1.12.  Governing Law...............................................  31
SECTION 1.13.  Legal Holidays..............................................  31

                                  ARTICLE II

                                Security Forms

SECTION 2.01.  Forms Generally.............................................  32

                                  ARTICLE III

                                The Securities

SECTION 3.01.  Title and Terms.............................................  32
SECTION 3.02.  Denominations...............................................  33
SECTION 3.03.  Execution, Authentication, Delivery and Dating..............  33
SECTION 3.04.  Temporary Securities........................................  34
SECTION 3.05.  Registration, Registration of Transfer and Exchange.........  34
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities............  35
SECTION 3.07.  Payment of Interest; Rights Preserved.......................  36
SECTION 3.08.  Persons Deemed Owners.......................................  37
SECTION 3.09.  Cancellation................................................  37
SECTION 3.10.  Computation of Interest.....................................  37
SECTION 3.11.  CUSIP and CINS Numbers......................................  37
SECTION 3.12.  Deposits of Monies..........................................  38
SECTION 3.13.  Book-Entry Provisions for Global Securities.................  38
SECTION 3.14.  Special Transfer Provisions.................................  38
SECTION 3.15.  Issuance of Additional Securities...........................  40

                                          ARTICLE IV

                                  Satisfaction and Discharge

SECTION 4.01.  Satisfaction and Discharge of Indenture...................................   40
SECTION 4.02.  Application of Trust Money................................................   41

                                          ARTICLE V

                                          Remedies

SECTION 5.01.  Events of Default.........................................................   42
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment........................   43
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee...........   44
SECTION 5.04.  Trustee May File Proofs of Claim..........................................   45
SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities...............   45
SECTION 5.06.  Application of Money Collected............................................   46
SECTION 5.07.  Limitation on Suits.......................................................   46
SECTION 5.08.  Unconditional Right of Holders to Receive Principal,
                Premium and Interest.....................................................   47
SECTION 5.09.  Restoration of Rights and Remedies........................................   47
SECTION 5.10.  Rights and Remedies Cumulative............................................   47
SECTION 5.11.  Delay or Omission Not Waiver..............................................   47
SECTION 5.12.  Control by Holders........................................................   47
SECTION 5.13.  Waiver of Past Defaults...................................................   48
SECTION 5.14.  Undertaking for Costs.....................................................   48
SECTION 5.15.  Waiver of Stay or Extension Laws..........................................   48

                                          ARTICLE VI

                                         The Trustee

SECTION 6.01.  Certain Duties and Responsibilities.......................................   49
SECTION 6.02.  Notice of Defaults........................................................   49
SECTION 6.03.  Certain Rights of Trustee.................................................   50
SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities....................   51
SECTION 6.05.  May Hold Securities.......................................................   51
SECTION 6.06.  Money Held in Trust.......................................................   51
SECTION 6.07.  Compensation and Reimbursement............................................   51
SECTION 6.08.  Conflicting Interests.....................................................   52
SECTION 6.09.  Corporate Trustee Required; Eligibility...................................   52
SECTION 6.10.  Resignation and Removal; Appointment of Successor.........................   52
SECTION 6.11.  Acceptance of Appointment by Successor....................................   54
SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business...............   54
SECTION 6.13.  Preferential Collection of Claims Against the Company or a
                Guarantor................................................................   54
SECTION 6.14.  Appointment of Authenticating Agent.......................................   54

                                         ARTICLE VII

                     Holders' Lists and Reports by Trustee and Company

SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders................   56
SECTION 7.02.  Preservation of Information; Communications to Holders...................   56
SECTION 7.03.  Reports by Trustee.......................................................   56
SECTION 7.04.  Reports by Company.......................................................   57

                                         ARTICLE VIII

                      Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 8.01.  Company May Consolidate, Etc. Only on Certain Terms......................   57
SECTION 8.02.  Successor Substituted....................................................   58

                                         ARTICLE IX

                        Amendments; Waivers; Supplemental Indentures

SECTION 9.01.  Amendments, Waivers and Supplemental Indentures Without
                Consent of Holders......................................................   59
SECTION 9.02.  Modifications, Amendments and Supplemental Indentures with
                Consent of Holders......................................................   59
SECTION 9.03.  Execution of Supplemental Indentures.....................................   61
SECTION 9.04.  Effect of Supplemental Indentures........................................   61
SECTION 9.05.  Conformity with Trust Indenture Act......................................   61
SECTION 9.06.  Reference in Securities to Supplemental Indentures.......................   61
SECTION 9.07.  Waiver of Certain Covenants..............................................   61
SECTION 9.08.  No Liability for Certain Persons.........................................   61

                                         ARTICLE X

                                         Covenants

SECTION 10.01.  Payment of Principal, Premium and Interest..............................   62
SECTION 10.02.  Maintenance of Office or Agency.........................................   62
SECTION 10.03.  Money for Security Payments to be Held in Trust.........................   62
SECTION 10.04.  Existence; Activities...................................................   63
SECTION 10.05.  Maintenance of Properties...............................................   63
SECTION 10.06.  Payment of Taxes and Other Claims.......................................   64
SECTION 10.07.  Maintenance of Insurance................................................   64
SECTION 10.08.  Limitation on Indebtedness..............................................   64
SECTION 10.09.  Limitation on Restricted Payments.......................................   65
SECTION 10.10.  Limitation on Preferred Stock of Restricted Subsidiaries................   68
SECTION 10.11.  Limitation on Transactions with Affiliates..............................   68
SECTION 10.12.  Limitation on Liens.....................................................   69
SECTION 10.13.  Change of Control.......................................................   69
SECTION 10.14.  Disposition of Proceeds of Asset Sales..................................   70
SECTION 10.15.  Limitation on Dividends and Other Payment Restrictions
                 Affecting Restricted Subsidiaries......................................   72

SECTION 10.16.  Limitation on Sale/Leaseback Transactions.........................   73
SECTION 10.17.  Additional Subsidiary Guarantees..................................   73
SECTION 10.18.  Limitations on Designation of Unrestricted Subsidiaries...........   74
SECTION 10.19.  Provision of Financial Information................................   75
SECTION 10.20.  Statement by Officers as to Default; Compliance Certificates......   75

                                  ARTICLE XI

                           Redemption of Securities

SECTION 11.01.  Right of Redemption...............................................   75
SECTION 11.02.  Applicability of Article..........................................   76
SECTION 11.03.  Election to Redeem; Notice to Trustee.............................   76
SECTION 11.04.  Selection by Trustee of Securities to Be Redeemed.................   76
SECTION 11.05.  Notice of Redemption..............................................   76
SECTION 11.06.  Deposit of Redemption Price.......................................   77
SECTION 11.07.  Securities Payable on Redemption Date.............................   77
SECTION 11.08.  Securities Redeemed in Part.......................................   77

                                  ARTICLE XII

                      Defeasance and Covenant Defeasance

SECTION 12.01.  Company's Option to Effect Defeasance or Covenant Defeasance......   78
SECTION 12.02.  Defeasance and Discharge..........................................   78
SECTION 12.03.  Covenant Defeasance...............................................   78
SECTION 12.04.  Conditions to Defeasance or Covenant Defeasance...................   79
SECTION 12.05.  Deposited Money and U.S. Government Obligations to Be Held
                 in Trust; Miscellaneous Provisions...............................   81
SECTION 12.06.  Reinstatement.....................................................   81

                                 ARTICLE XIII

                                   Guaranty

SECTION 13.01.  Guaranty..........................................................   81
SECTION 13.02.  Limitation on Liability...........................................   83
SECTION 13.03.  Execution and Delivery of Guarantees..............................   84
SECTION 13.04.  Guarantors May Consolidate, Etc., on Certain Terms................   84
SECTION 13.05.  Release of Guarantors.............................................   84
SECTION 13.06.  Successors and Assigns............................................   85
SECTION 13.07.  No Waiver, etc....................................................   85
SECTION 13.08.  Modification, etc.................................................   85


Schedule A          The Guarantors
Schedule B          The Initial Purchasers
Exhibit A-1         Form of Series A Security
Exhibit A-2         Form of Series B Security
Exhibit B           Global Securities Legend
Exhibit C           Form of Notation on Security Relating to Guaranty

                    INDENTURE, dated as of April 20, 2001, among UNITED RENTALS
               (NORTH AMERICA), INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Five Greenwich Office Park, Greenwich, Connecticut 06830, UNITED RENTALS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called "Holdings"), the Subsidiaries of the Company named in Schedule A (together with any additional Domestic Subsidiaries of the Company that execute Guaranty Agreements in accordance with Section 10.17 of this Indenture, herein called the "Subsidiary Guarantors" and, together with Holdings, the "Guarantors") and THE BANK OF NEW YORK, a New York banking corporation, having its principal corporate trust office at 101 Barclay Street, New York, New York 10286, as trustee (herein called the "Trustee").


                    RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of 10 3/4% Senior Notes Due 2008 of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          Each Guarantor desires to make the Guaranty provided herein and has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company, authenticated and delivered hereunder and duly issued by the Company, and each Guaranty, when executed and delivered hereunder by each Guarantor, the valid obligations of the Company and each Guarantor, and to make this Indenture a valid agreement of the Company and each Guarantor, in accordance with their and its terms, have been done.


          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Initial Securities and the Exchange Securities, as follows:


                                   ARTICLE I

                       Definitions and Other Provisions
                            of General Application

          SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein);

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Indenture;

          (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (6) each reference herein to a rule or form of the Commission shall mean such rule or form and any rule or form successor thereto, in each case as amended from time to time;

          (7)  "or" is not exclusive;

          (8)  "including" means including without limitation;

          (9) unsecured Indebtedness shall not be deemed to be subordinate or junior to secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

          (10) the principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP;

          (11) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater; and

          (12) all references to the date the Securities were originally issued shall refer to the Issue Date, except as otherwise specified.

          Whenever this Indenture requires that a particular ratio or amount be calculated with respect to a specified period after giving effect to certain transactions or events on a pro forma basis, such calculation shall be made as if the transactions or events occurred on the first day of such period, unless otherwise specified.

          "8.80% Notes" means the $205 million aggregate principal amount of 8.80% Senior Subordinated Notes due 2008 issued by the Company under the indenture, dated as of August 12, 1998, among the Company, as issuer, its United States subsidiaries, as guarantors, and State Street Bank and Trust Company, as trustee.

          "9% Notes" means the $250 million aggregate principal amount of 9% Senior Subordinated Notes due 2009 issued by the Company under the indenture dated as of March 23, 1999, among the Company, as issuer, its United States subsidiaries, as guarantors, and The Bank of New York, as trustee.

          "9 1/4% Notes" means the $300 million aggregate principal amount of 9 1/4% Senior Subordinated Notes due 2009 issued by the Company under the indenture, dated as of December 15, 1998, among the Company, as issuer, its United States subsidiaries, as guarantors, and State Street Bank and Trust Company, as trustee.

          "9 1/2% Notes" means the $200 million aggregate principal amount of 9 1/2% Senior Subordinated Notes due 2008 issued by the Company under the indenture, dated as of May 22, 1998, among the Company, as issuer, its United States subsidiaries, as guarantors, and State Street Bank and Trust Company, as trustee.

          "Acquired Indebtedness" means Indebtedness of a Person (a) assumed in connection with an Asset Acquisition from such Person or (b) existing at the time such Person becomes a Subsidiary of any other Person and not incurred in connection with, or in contemplation of, such Asset Acquisition or such Person becoming a Subsidiary.

          "Act," when used with respect to any Holder, has the meaning specified in Section 1.04.

          "Additional Securities" means, subject to the Company's compliance with Section 10.08, 10 3/4% Senior Notes Due 2008 issued from time to time after the Issue Date under the terms of this Indenture (other than pursuant to Section 3.04, 3.05, 3.06 or 11.08 of this Indenture and other than Exchange Securities issued pursuant to an exchange offer for other Securities outstanding under this Indenture).

          "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Capital Stock, (iii) any officer or director of (A) any such specified Person, (B) any Subsidiary of such specified Person or (C) any Person described in clauses (i) or (ii) above.

          "Asset Acquisition" means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company, or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person which constitute all or substantially all of the assets of such Person, any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

          "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition by the Company or any Restricted Subsidiary of the Company to any Person other than the Company or a Restricted Subsidiary of the Company, of
(a) any Capital Stock of any Restricted Subsidiary of the Company; (b) all or substantially all of the properties and assets of any division or line of business of the Company or any Restricted Subsidiary of the Company; or (c) any other properties or assets of the Company or any

Restricted Subsidiary of the Company, other than in the case of clause (a), (b) or (c) above, (i) sales of obsolete, damaged or used equipment or other equipment or inventory sales in the ordinary course of business, (ii) sales of assets in one or a series of related transactions for an aggregate consideration of less than $1,000,000 and (iii) for purposes of Section 10.14 only, (x) a disposition that constitutes a Restricted Payment permitted by Section 10.09 or a Permitted Investment, (y) a disposition of all or substantially all the assets of the Company in accordance with the provisions of Article VIII and (z) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets in connection with a Securitization Transaction.

          "Asset Sale Offer" has the meaning specified in Section 10.14.

          "Asset Sale Offer Price" has the meaning specified in Section 10.14.

          "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capitalized Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of "Capitalized Lease Obligation."

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 hereof to act on behalf of the Trustee to authenticate Securities.

          "Average Life to Stated Maturity" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing
(i) the sum of the products of (a) the number of years from such date to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness and (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

          "Board of Directors" means the board of directors of a company or its equivalent, including managers of a limited liability company, general partners of a partnership or trustees of a business trust, or any duly authorized committee thereof.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of a company to have been duly adopted by the Board of Directors of such company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized or obligated by law or executive order to close.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock or equity participations, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock and, including, without limitation, with respect to partnerships, limited liability companies or business trusts, ownership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnerships, limited liability companies or business trusts.

          "Capitalized Lease Obligation" means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

          "Cash Equivalents" means, at any time, (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case rated at least A-1 by S&P or P-1 by Moody's, (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers' acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, (d) any repurchase agreement entered into with any commercial banking institution of the stature referred to in clause (c) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder, and (e) investments in short term asset management accounts managed by any bank party to the Credit Agreement which are invested in indebtedness of any state or municipality of the United States or of the District of Columbia and which are rated under one of the two highest ratings then obtainable from S&P or by Moody's or investments of the types described in clauses (a) through (d) above, and (f) investments in funds investing primarily in investments of the types described in clauses (a) through (e) above.

          "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the Company or Holdings; provided, however, that a "Change of Control" shall not be deemed to have occurred under this subclause (a) unless the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company or Holdings; (b) the Company or Holdings consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company (or Holdings), in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company or Holdings is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company or Holdings is converted into or exchanged for Voting Stock (other than

Redeemable Capital Stock) of the surviving or transferee corporation and (ii) immediately after such transaction no "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), excluding Permitted Holders, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company or Holdings (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company or Holdings was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company or Holdings then in office; or (d) the Company is liquidated or dissolved or adopts a plan of liquidation.

          "Change of Control Date" has the meaning specified in Section 10.13.

          "Change of Control Offer" has the meaning specified in Section 10.13.

          "Change of Control Purchase Date" has the meaning specified in Section 10.13.

          "Change of Control Purchase Price" has the meaning specified in
Section 10.13.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" means the common stock, par value $.01 per share, of Holdings.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

          "Company Order" or "Company Request" means a written order or request signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee or Paying Agent, as applicable.

          "Consolidated Cash Flow Available for Fixed Charges" means, with respect to any Person for any period, (i) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (a) Consolidated Net Income, (b) Consolidated Non-cash Charges, (c) Consolidated Interest Expense, (d) Consolidated Income Tax Expense (other than income tax expense (either positive or negative) attributable to extraordinary gains or losses), (e) one-third of Consolidated Rental Payments, and (f) if any Asset Sale or Asset Acquisition shall have occurred since the first day of any four quarter period for which "Consolidated Cash Flow Available for Fixed Charges" is being calculated (including to the date of calculation) (A) the cost of any compensation, remuneration or other benefit paid or provided to any employee, consultant, Affiliate or equity owner of the entity involved in any such Asset Acquisition to the extent such costs are eliminated or reduced (or public announcement has been made of the intent to eliminate or reduce such costs) prior to the date of such calculation and not replaced and (B) the amount of any reduction in general, administrative or overhead costs of the entity involved in any such Asset Acquisition or Asset Sale, to the extent such amounts under clauses (A) and (B) would be permitted to be eliminated in a pro forma income statement prepared in accordance with Rule 11-02 of Regulation S-X, less (ii)(x) non-cash items increasing Consolidated Net Income and (y) all cash payments during such period relating to non-cash charges that were added back in determining Consolidated Cash Flow Available for Fixed Charges in the most recent Four Quarter Period (as defined in the definition of "Consolidated Fixed Charge Coverage Ratio").

          "Consolidated Fixed Charge Coverage Ratio" means, with respect to any Person, the ratio of the aggregate amount of Consolidated Cash Flow Available for Fixed Charges of such Person for the four full fiscal quarters, treated as one period, for which financial information in respect thereof is available immediately preceding the date of the transaction (the "Transaction Date") giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to the aggregate amount of Consolidated Fixed Charges of such Person for the Four Quarter Period. In calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and (ii) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period. If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, this definition shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or such Subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness.

          "Consolidated Fixed Charges" means, with respect to any Person for any period, the sum of, without duplication, the amounts for such period of (i) Consolidated Interest Expense, (ii) the aggregate amount of dividends and other distributions paid or accrued during such period in respect of Redeemable Capital Stock of such Person and its Restricted Subsidiaries on a consolidated basis and (iii) one-third of Consolidated Rental Payments.

          "Consolidated Income Tax Expense" means, with respect to any Person for any period, the provision for federal, state, local and foreign income taxes of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under Interest Rate Protection Obligations (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptance financing or similar facilities and (e) all accrued interest and (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Income" means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (i) all extraordinary gains or losses (net of fees and expenses relating to the transaction giving rise thereto), (ii) the portion of net income of such Person and its Restricted Subsidiaries allocable to minority interests in unconsolidated Persons or to Investments in Unrestricted Subsidiaries to the extent that cash dividends or distributions have not actually been received by such Person or one of its Restricted Subsidiaries, (iii) net income (or loss) of any Person combined with such Person or one of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) gains or losses in respect of any Asset Sales by such Person or one of its Restricted Subsidiaries (net of fees and expenses relating to the transaction giving rise thereto), on an after-tax basis, (v) the net income of any Restricted Subsidiary of such Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders and (vi) any gain or loss realized as a result of the cumulative effect of a change in accounting principles.

          "Consolidated Non-cash Charges" means, with respect to any Person for any period, the aggregate depreciation, amortization (including amortization of goodwill and other intangibles) and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss).

          "Consolidated Rental Payments" of any Person means, for any period, the aggregate rental obligations of such Person and its Restricted Subsidiaries (not including taxes, insurance, maintenance and similar expenses that the lessee is obligated to pay under the terms of the relevant leases), determined on a consolidated basis in accordance with GAAP, payable in respect of such period (net of income from subleases thereof not including taxes, insurance, maintenance and similar expenses that the sublessee is obligated to pay under the terms of such sublease), whether or not such obligations are reflected as liabilities or commitments on a consolidated balance sheet of such Person and its Restricted Subsidiaries or in the notes thereto, excluding, however, in any event, (i) that portion of Consolidated Interest Expense of such Person representing payments by such Person or any of its Restricted Subsidiaries in respect of Capitalized Lease Obligations (net of payments to such Person or any of its Restricted Subsidiaries under subleases qualifying as capitalized lease subleases to the extent that such payments would be deducted in determining Consolidated Interest Expense) and (ii) the aggregate amount of amortization of obligations of such Person and its Restricted Subsidiaries in respect of such Capitalized Lease Obligations for such period (net of payments to such Person or any of its Restricted Subsidiaries and subleases qualifying as capitalized lease subleases to the extent that such payments could be deducted in determining such amortization amount).

          "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its principal corporate trust business shall be administered, which address as of the date of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Finance Group or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

          "corporation" means (except in the definition of "Subsidiary") a corporation, association, company, joint stock company or business trust.

          "Covenant Defeasance" has the meaning specified in Section 12.03.

          "Credit Agreement" means the Amended and Restated Credit Agreement dated as of April 20, 2001, by and among Holdings, the Company, a Canadian subsidiary of the Company, the lenders referred to therein, The Chase Manhattan Bank, as Administrative Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Syndication Agent, together with the related documents thereto (including the term loans and revolving loans thereunder, any guarantees and any security documents), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related documents) governing Indebtedness incurred to refinance or replace, in whole or in part, the borrowings and commitments at any time outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or group of lenders and whether to the same borrower or different borrowers.

          "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 3.07.

          "Defeasance" has the meaning specified in Section 12.02.

          "Depositary" means The Depository Trust Company, or its successor.

          "Disinterested Member of the Board of Directors of the Company" means, with respect to any transaction or series of transactions, a member of the Board of Directors of the Company other than a member who has any material direct or indirect financial interest in or with respect to such transaction or series of transactions or who is an Affiliate, officer, director or an employee of any Person (other than the Company or Holdings) who has any direct or indirect financial interest in or with respect to such transaction or series of transactions.

          "Domestic Subsidiary" means any Restricted Subsidiary that is created or organized under the laws of the United States or any State, district or territory thereof.

          "Equipment Securitization Transaction" means any sale, assignment, pledge or other transfer (a) by the Company or any Subsidiary of the Company of rental fleet equipment, (b) by any ES Special Purpose Vehicle of leases or rental agreements between the Company and/or any Subsidiary of the Company, as lessee, on the one hand, and such ES Special Purpose Vehicle, as lessor, on the other hand, relating to such rental fleet equipment and lease receivables arising under such leases and rental agreements and (c) by the Company or any Subsidiary of the Company of any interest in any of the foregoing, together in each case with (i) any and all proceeds thereof (including all collections relating thereto, all payments and other rights under insurance policies or warranties relating thereto, all disposition proceeds received upon a sale thereof, and all rights under manufacturers' repurchase programs or guaranteed depreciation programs relating thereto), (ii) any collection or deposit account relating thereto and (iii) any collateral, guarantees, credit enhancement or other property or claims supporting or securing payment on, or otherwise relating to, any such leases, rental agreements or lease receivables.

          "ES Special Purpose Vehicle" means a trust, bankruptcy remote entity or other special purpose entity which is a Subsidiary of the Company (or, if not a Subsidiary of the Company, the common equity of which is wholly owned, directly or indirectly, by the Company) and which is formed for the purpose of, and engages in no material business other than, acting as a lessor, issuer or depositor in an Equipment Securitization Transaction (and, in connection therewith, owning the rental fleet equipment, leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of Equipment Securitization Transaction, and pledging or transferring any of the foregoing or interests therein).

          "Event of Default" has the meaning specified in Section 5.01.

          "Excess Proceeds" has the meaning specified in Section 10.14.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Securities" has the meaning specified in the form of the Security in Exhibit A-1.

          "Expiration Date" shall have the meaning set forth in the definition of "Offer to Purchase."

          "Fair Market Value" means, with respect to any asset, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors of the Company in good faith.

          "Federal Bankruptcy Code" means Title 11, U.S. Code.

          "Foreign Subsidiary" means any Restricted Subsidiary not created or organized under the laws of the United States or any State, district or territory thereof and that conducts substantially all its operations outside of the United States.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable at the date of the Indenture.

          "Global Securities" means one or more permanent global Securities in registered form representing the aggregate principal amount of Securities issued under this Indenture and not otherwise represented in certificated form.

          "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts available to be drawn down under letters of credit of another Person. The term "guarantee" used as a verb has a corresponding meaning. The term "guarantor" shall mean any Person providing a guarantee of any obligation.

          "Guaranty" means each guarantee of the Securities contained in Article XIII given by each Guarantor.

          "Guaranty Agreement" means a supplemental indenture, in a form satisfactory to the Trustee, pursuant to which a Subsidiary Guarantor guarantees the Company's obligations with respect to the Securities on the terms provided for in this Indenture.

          "Guaranty Obligations" means, with respect to each Guarantor, the obligations of such Guarantor under Article XIII.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Holdings" means the Person named as "Holdings" in the first paragraph of this instrument.

          "Indebtedness" means, with respect to any Person, without duplication,
(a) all liabilities of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit, banker's acceptance or other similar credit transaction, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person, (e) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (f) all guarantees of Indebtedness referred to in this definition by such Person, (g) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends, (h) all obligations under or in respect of Interest Rate Protection Obligations of such Person, and (i) any amendment, supplement, modification, deferral, renewal, extension, refinancing or refunding of any liability of the types referred to in clauses (a) through (h) above; provided, however, that Indebtedness shall not include (i) any holdback or escrow of the purchase price of property, services, businesses or assets or (ii) any contingent payment obligations incurred in connection with the acquisition of assets or business, which are contingent on the performance of the assets or businesses so acquired. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant hereto, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be approved in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock. In the case of Indebtedness of other Persons, the payment of which is secured by a Lien on property owned by a Person as referred to in clause (e) above, the amount of the Indebtedness of such Person attributable to such Lien at any date shall be the lesser of the Fair Market Value at such date of any asset subject to such Lien and the amount of the Indebtedness secured.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Initial Purchasers" means (i) with respect to the Initial Securities issued on the Issue Date, the parties named in Schedule B hereto and (ii) with respect to each issuance of Additional Securities, the Persons purchasing such Additional Securities under the related purchase agreement.

          "Initial Securities" means (i) the 10 3/4% Senior Notes Due 2008, Series A, of the Company and (ii) Additional Securities, if any, issued in a transaction exempt from the registration requirements of the Securities Act.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Protection Agreement" means, with respect to any Person, any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

          "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any Interest Rate Protection Agreements.

          "Investment" means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person.

          "Issue Date" means April 20, 2001.

          "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

          "Maturity Date" means April 15, 2008.

          "Moody's" means Moody's Investors Service, Inc. and its successors.

          "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) net of (i) brokerage commissions and other fees and expenses (including, without limitation, fees and expenses of legal counsel and investment bankers, recording fees, transfer fees and appraisers' fees) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale,

(iii) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary of the Company) owning a beneficial interest in the assets subject to the Asset Sale, (iv) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary of the Company, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officer's Certificate delivered to the Trustee.

          "Non-U.S. Person" means a Person that is not a U.S. Person as such term is defined in Regulation S.

          "Notice of Default" means a written notice of the kind specified in
Section 5.02.

          "Offer" means a Change of Control Offer or an Asset Sale Offer.

          "Offer to Purchase" means an Offer sent by or on behalf of the Company by first-class mail, postage prepaid, to each Holder of Securities at its address appearing in the register for the Securities on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise provided in Section 10.13 or 10.14 or otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase, which shall be not less than 20 Business Days nor more than 60 days after the date of such Offer (or such later date as may be necessary for the Company to comply with the Exchange Act), and a settlement date (the "Purchase Date") for purchase of Securities to occur no later than five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain all the information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

          (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

          (2) the Expiration Date and the Purchase Date;

          (3) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price"); and the amount of accrued and unpaid interest to be paid;

          (4) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

          (5) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

          (6) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

          (7) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

          (8) that each Holder electing to tender all or any portion of a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing);

          (9) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

          (10) that (a) if Securities purchasable at an aggregate Purchase Price less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities purchasable at an aggregate Purchase Price in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities on a pro rata basis based on the Purchase Price therefor or such other method as the Trustee shall deem fair and appropriate (subject in each case to applicable rules of the Depositary and any securities exchange upon which the Securities may then be listed), with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 principal face amount or integral multiples thereof shall be purchased; notwithstanding the foregoing, if the Company is required to commence an Asset Sale Offer at any time when securities of the Company ranking pari passu in right of payment with the Securities are outstanding and the terms of such securities provide that a similar offer must be made with respect to such other securities, then the Asset Sale Offer for the Securities shall be made concurrently with such other offers and securities of each issue will be accepted on a pro rata basis in proportion to the aggregate principal amount of securities of each issue which the holders thereof elect to have purchased; and

          (11) that in the case of a Holder whose Security is purchased only in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

An Offer to Purchase shall be governed by and effected in accordance with the provisions of this Indenture pertaining to the type of Offer to which it relates.

          "Offering Circular" means the Offering Circular dated April 12, 2001 pursuant to which the Securities were offered, and any supplement thereto.

          "Officer's Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officer's Certificate given pursuant to Section 10.20 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

          "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

          (iv)  Securities as to which Defeasance has been effected pursuant to
     Section 12.02;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date,

Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding (it being understood that Securities to be acquired by the Company pursuant to an Offer or other offer to purchase shall not be deemed to be owned by the Company until legal title to such Securities passes to the Company), except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Permitted Holder" means (i) Holdings and (ii) Bradley S. Jacobs, John
N. Milne, Michael J. Nolan and their respective Affiliates, and trusts established for the benefit of a Permitted Holder or members of his immediate family.

          "Permitted Indebtedness" means, without duplication:

          (a) Indebtedness of the Company and the Guarantors related to the Securities and the Guarantees, respectively (other than any Additional Securities);

          (b) Indebtedness of the Company and Restricted Subsidiaries under the Credit Agreement; provided, however, that, immediately after giving effect to any such incurrence, the aggregate principal amount of all Indebtedness incurred under this clause (b) and then outstanding does not exceed the greater of (A) $1,500,000,000 and (B) 100% of Tangible Assets, less, in either case, any amounts permanently repaid or commitments permanently reduced in accordance with Section 10.14;

          (c) Indebtedness of the Company or any Restricted Subsidiary outstanding on the Issue Date, including the 9 1/2% Notes, the 8.80% Notes, the 9 1/4% Notes, the 9% Notes and the respective guarantees thereof;

          (d) Indebtedness of the Company or any Restricted Subsidiary of the Company incurred in respect of performance bonds, bankers' acceptances and letters of credit in the ordinary course of business, including Indebtedness evidenced by letters of credit issued in the ordinary course of business consistent with past practice to support the insurance or self-insurance obligations of the Company or any of its Restricted Subsidiaries (including to secure workers' compensation and other similar insurance coverages), in the aggregate amount not to exceed$10,000,000 at any time; but excluding letters of credit issued in respect of or to secure money borrowed;

          (e) (i) Interest Rate Protection Obligations of the Company covering Indebtedness of the Company and (ii) Interest Rate Protection Obligations of any Restricted Subsidiary covering Permitted Indebtedness of such Restricted

     Subsidiary; provided, however, that, in the case of either clause (i) or
     (ii), (x) any Indebtedness to which any such Interest Rate Protection Obligations correspond bears interest at fluctuating interest rates and is otherwise permitted to be incurred under Section 10.08 and (y) the notional principal amount of any such Interest Rate Protection Obligations that exceeds the principal amount of the Indebtedness to which such Interest Rate Protection Obligations relate shall not constitute Permitted Indebtedness;

          (f) Indebtedness of a Restricted Subsidiary owed to and held by the Company or another Restricted Subsidiary, except that (i) any transfer of such Indebtedness by the Company or a Restricted Subsidiary (other than to the Company or another Restricted Subsidiary) and (ii) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of the Company of Capital Stock of a Restricted Subsidiary (other than to the Company or a Restricted Subsidiary) which is owed Indebtedness of another Restricted Subsidiary shall, in each case, be an incurrence of Indebtedness by such Restricted Subsidiary subject to the other provisions hereof;

          (g) Indebtedness of the Company owed to and held by a Restricted Subsidiary which is unsecured and subordinated in right of payment to the payment and performance of the obligations of the Company under this Indenture and the Securities, except that (i) any transfer of such Indebtedness by the Restricted Subsidiary (other than to another Restricted Subsidiary) and (ii) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of the Company (other than to the Company or a Restricted Subsidiary) of Capital Stock of a Restricted Subsidiary which is owed Indebtedness of the Company shall, in each case, be an incurrence of Indebtedness by the Company, subject to the other provisions hereof;

          (h) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence;

          (i) Indebtedness of the Company or any Restricted Subsidiary under equipment purchase or lines of credit or for Capitalized Lease Obligations not to exceed $100,000,000 in aggregate principal amount outstanding at any time;

          (j) (i) Indebtedness of the Company the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of the Company or any of its Restricted Subsidiaries and (ii) Indebtedness of any Restricted Subsidiary of the Company the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of such Restricted Subsidiary, provided, however, that (x) the principal amount of Indebtedness incurred pursuant to this clause (j) (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness) shall not exceed the sum of the principal amount of Indebtedness so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated purchase, plus the amount of expenses in connection therewith, and (y) in the case of Indebtedness incurred by the Company pursuant to this clause (j) to refinance Subordinated Indebtedness, such Indebtedness (A) has no scheduled principal payment prior to the 91st day after the Maturity Date, (B) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities and (C) is subordinated to the Securities in the same manner and to the same extent that the Subordinated Indebtedness being refinanced is subordinated to the Securities;

          (k) Indebtedness of a Foreign Subsidiary incurred to finance the working capital of such Foreign Subsidiary;

          (l) Indebtedness arising from agreements of the Company or any Restricted Subsidiary providing for indemnification, adjustment or holdback of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;

          (m) Indebtedness of a Special Purpose Vehicle that is not recourse to the Company or any of its Restricted Subsidiaries (other than with respect to Standard Securitization Undertakings) in connection with a Securitization Transaction; provided, however, that in the event such Special Purpose Vehicle ceases to qualify as a Special Purpose Vehicle or such Indebtedness ceases to be non-recourse to the Company or any of its Restricted Subsidiaries, such Indebtedness will be deemed, in each case, to be incurred at such time; provided further, however, that Indebtedness incurred under this paragraph (m) with respect to Equipment Securitization Transactions shall not exceed 15% of Tangible Assets after giving effect to such Equipment Securitization Transaction;

          (n) guarantees by the Company or a Restricted Subsidiary of Indebtedness that was permitted to be incurred under this Indenture; and

          (o) Indebtedness of the Company or any Restricted Subsidiary, in addition to that described in clauses (a) through (n) of this definition, in an aggregate principal amount outstanding at any time not to exceed $50,000,000.

          "Permitted Investments" means any of the following: (i) Investments in the Company or in a Restricted Subsidiary; (ii) Investments in another Person, if as a result of such Investment (A) such other Person becomes a Restricted Subsidiary or (B) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a Restricted Subsidiary; (iii) Investments representing Capital Stock or obligations issued to the Company or a Restricted Subsidiary in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Company or such Restricted Subsidiary; (iv) Investments in Interest Rate Protection Agreements on commercially reasonable terms entered into by the Company or any of its Subsidiaries in the ordinary course of business in connection with the operations of the business of the

Company or its Restricted Subsidiaries to hedge against fluctuations in interest rates on its outstanding Indebtedness; (v) Investments in the Securities; (vi) Investments in Cash Equivalents; (vii) Investments acquired by the Company or any Restricted Subsidiary in connection with an Asset Sale permitted under
Section 10.14 to the extent such Investments are non-cash proceeds as permitted under Section 10.14; (viii) advances to employees or officers of the Company in the ordinary course of business and additional loans to employees or officers, in an aggregate amount at any time outstanding not to exceed $10,000,000; (ix) any Investment to the extent that the consideration therefor is Capital Stock (other than Redeemable Capital Stock) of the Company; (x) guarantees (including guarantees of the Securities) of Indebtedness permitted to be incurred under
Section 10.08; (xi) any acquisition of assets solely in exchange for the issuance of Capital Stock (other than Redeemable Capital Stock) of Holdings or the Company; and (xii) other Investments not to exceed $20,000,000 at any time outstanding.

          "Permitted Liens" means the following types of Liens:

          (a) any Lien existing as of the Issue Date;

          (b) Liens securing Indebtedness permitted under the provisions described in clauses (b) and (k) under the definition of "Permitted Indebtedness";

          (c) any Lien securing Acquired Indebtedness created prior to (and not created in connection with, or in contemplation of) the incurrence of such Indebtedness by the Company or any Restricted Subsidiary, if such Lien does not attach to any property or assets of the Company or any Restricted Subsidiary other than the property or assets subject to the Lien prior to such incurrence;

          (d) Liens in favor of the Company or a Restricted Subsidiary;

          (e) Liens on and pledges of the assets or Capital Stock of any Unrestricted Subsidiary securing any Indebtedness of such Unrestricted Subsidiary;

          (f) Liens for taxes, assessments or governmental charges or claims either (i) not delinquent or (ii) thereafter payable without penalty or contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

          (g) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

          (h) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (i) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

          (j) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

          (k) any interest or title of a lessor under any Capitalized Lease Obligation or operating lease;

          (l) Liens securing Indebtedness incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property, plant or equipment of the Company or any Restricted Subsidiary; provided, however, that the Lien may not extend to any other property owned by the Company or any Restricted Subsidiary at the time the Lien is incurred (other than assets and property affixed or appurtenant thereto), and the Indebtedness (other than any interest thereon) secured by the Lien may not be incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

          (m) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

          (n) Liens securing refinancing Indebtedness permitted under clause (j) of the definition of "Permitted Indebtedness", provided such Liens do not exceed the Liens replaced in connection with such refinanced Indebtedness;

          (o) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Restricted Subsidiaries, including rights of offset and set-off;

          (p) Liens securing Interest Rate Protection Obligations which Interest Rate Protection Obligations relate to Indebtedness that is secured by Liens otherwise permitted under this Indenture;

          (q) customary Liens on assets of a Special Purpose Vehicle arising in connection with a Securitization Transaction;

          (r) Liens created in favor of the Trustee pursuant to Section 6.07 hereof; and

          (s) Liens incurred by the Company or any Restricted Subsidiary with respect to obligations that do not exceed $25,000,000 at any time outstanding.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Preferred Stock," as applied to any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

          "Private Placement Legend" shall mean the legend initially set forth on the Securities in the form set forth on Exhibit A-1.

          "Public Equity Offering" means an underwritten public offering of Common Stock pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

          "Purchase Amount" means, with respect to an Offer to Purchase, the maximum aggregate amount payable by the Company for Securities under the terms of such Offer to Purchase, if such Offer to Purchase were accepted in respect of all Securities.

          "Purchase Date" shall have the meaning set forth in the definition of "Offer to Purchase."

          "Qualified Equity Interest" in a Person means any interest in Capital Stock of such Person, other than Redeemable Capital Stock.

          "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

          "Receivables Securitization Transaction" means any sale, assignment or other transfer by the Company or any Subsidiary of the Company of accounts receivable, lease receivables or other payment obligations owing to the Company or such Subsidiary of the Company or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit account related thereto, and any collateral, guarantees or other property or claims supporting or securing payment by the obligor thereon of, or otherwise related to, or subject to leases giving rise to, any such receivables.

          "Record Expiration Date" has the meaning specified in Section 1.04.

          "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the Maturity Date or is redeemable at the option of the holder thereof at any time prior to the Maturity Date, or is convertible into or exchangeable for debt securities at any time prior to the Maturity Date; provided, however, that Capital Stock will not constitute Redeemable Capital Stock solely because the holders thereof have the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a Change of Control or an Asset Sale.

          "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registrable Securities" has the meaning set forth in the Registration Rights Agreement.

          "Registration Rights Agreement" means (i) with respect to the Initial Securities issued on the Issue Date, the Registration Rights Agreement dated as of April 20, 2001, by and among the Company, the Guarantors and the Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and (ii) with respect to each issuance of Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company and the Persons purchasing such Additional Securities under the related purchase agreement.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act.

          "Replacement Assets" has the meaning specified in Section 10.14.

          "Required Filing Dates" has the meaning specified in Section 10.19.

          "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Office, including, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Payments" has the meaning specified in Section 10.09.

          "Restricted Security" means a Security that constitutes a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an opinion of counsel with respect to whether any Security constitutes a Restricted Security.

          "Restricted Subsidiary" means any Subsidiary of the Company that is not an Unrestricted Subsidiary or a Special Purpose Vehicle.

          "Revocation" has the meaning set forth in Section 10.18.

          "RS Special Purpose Vehicle" means a trust, bankruptcy remote entity or other special purpose entity which is a Subsidiary of the Company (or, if not a Subsidiary of the Company, the common equity of which is wholly owned, directly or indirectly, by the Company) and which is formed for the purpose of, and engages in no material business other than, acting as an issuer or a depositor in a Receivables Securitization Transaction (and, in connection therewith, owning accounts receivable, lease receivables, other rights to payment, leases and related assets and pledging or transferring any of the foregoing or interests therein).

          "Rule 144A" means Rule 144A under the Securities Act.

          "S&P" means Standard & Poor's Ratings Group, and its successors.

          "Sale/Leaseback Transaction" means an arrangement relating to property owned by the Company or a Restricted Subsidiary on the Issue Date or thereafter acquired by the Company or a Restricted Subsidiary whereby the Company or a Restricted Subsidiary transfers such property to a person and the Company or a Restricted Subsidiary leases it from such person.

          "Securities" means the securities issued under this Indenture.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Securitization Transaction" means an Equipment Securitization Transaction or a Receivables Securitization Transaction.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

          "Senior Indebtedness" means with respect to any Person:

          (1) Indebtedness of such Person, whether outstanding on the Issue Date or thereafter created, incurred or assumed; and

          (2) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person whether or not post-filing interest is allowed in such proceeding) in respect of (A) indebtedness of such person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, unless, in the case of clauses (1) and (2), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such obligations are subordinate in right of payment to the Securities or the Guaranty of such Person, as the case may be.

          Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the principal of, premium, if any, and interest on all obligations of every nature of any Person from time to time owed to the lenders under the Credit Agreement, including, without limitation, principal of and interest on, any loans and letter of credit disbursements outstanding, and all fees, indemnities and expenses payable, under the Credit Agreement.

          Notwithstanding the foregoing, "Senior Indebtedness" shall not include:

          (a) any Indebtedness of such Person (and any accrued and unpaid interest in respect thereof) that is subordinate or junior in any respect to any other Indebtedness or other obligation of such Person;

          (b) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to such Person;

          (c)  Indebtedness which is represented by Redeemable Capital Stock;

          (d) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities);

          (e) Indebtedness of or amounts owed by such Person for compensation to employees or for services rendered to such Person;

          (f) any liability for federal, state, local or other taxes owed or owing by such Person;

          (g) Indebtedness of such Person to a Subsidiary or any other Affiliate or any of such Affiliate's Subsidiaries; and

          (h) that portion of any Indebtedness which is incurred in violation of this Indenture.

          "Senior Subordinated Indebtedness" means the 9 1/2% Notes, 8.80% Notes, 9 1/4% Notes and 9% Notes, guarantees thereof and any other Indebtedness of the Company that specifically provides that such Indebtedness is to rank junior to the Securities in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company which is not Senior Indebtedness of the Company.

          "Significant Subsidiary" of any Person means, as of any date of determination, a Restricted Subsidiary of such Person which would be a significant subsidiary of such Person as of such date as determined in accordance with the definition in Rule 1-02(w) of Article I of Regulation S-X promulgated by the Commission and as in effect on the date of this Indenture.

          "Special Purpose Vehicle" means an ES Special Purpose Vehicle or an RS Special Purpose Vehicle.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

          "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Company or any of its Restricted Subsidiaries that are reasonably customary in a Securitization Transaction.

          "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

          "Subordinated Indebtedness" means, with respect to a Person, Indebtedness of such Person (whether incurred on the Issue Date or thereafter incurred) which is subordinate or junior in right of payment to the Securities or a Guarantee of such Person, as the case may be, pursuant to a written agreement to that effect.

          "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof and (ii) any other Person (other than a corporation), including, without limitation, a partnership, limited liability company, business trust or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions).
For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

          "Subsidiary Guaranty" means a Guaranty by a Subsidiary Guarantor of the Company's obligations with respect to the Securities.

          "Tangible Assets" means all assets of the Company and its Restricted Subsidiaries, excluding all Intangible Assets and any assets subject to a Securitization Transaction. For purposes of the foregoing, "Intangible Assets" means goodwill, patents, trade names, trade marks, copyrights, franchises, experimental expense, organization expenses and any other assets properly classified as intangible assets in accordance with GAAP.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Unrestricted Subsidiary" means each Subsidiary of the Company designated as such pursuant to and in compliance with Section 10.18 and each Subsidiary of such Unrestricted Subsidiary.

          "U.S. Government Obligation" has the meaning specified in Section
12.04.

          "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

          "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary of the Company of which 100% of the outstanding Capital Stock is owned by the Company or another Wholly Owned Restricted Subsidiary of the Company. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

          SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company or a Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company or a Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


          SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company or a Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or a Guarantor stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.04. Acts of Holders; Record Dates. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or a Guarantor, as applicable. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved exclusively by the Security Register for all purposes.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or a Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities, provided, however, that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.06.

          The Trustee may but need not set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(ii) or (iv) any direction referred to in
Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.06.

          With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "Record Expiration Date" and from time to time may change the Record Expiration Date to any earlier or later day, provided, however, that no such change shall be effective unless notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.06, on or before the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Record Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

          SECTION 1.05. Notices to Trustee, the Company or a Guarantor. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (i) the Trustee by any Holder or by the Company or a Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first-class postage prepaid, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration,

          (ii) the Company or a Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or such Guarantor addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument, or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 1.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail or receive such notice, nor any defect in any such notice, to any particular Holder shall affect the sufficiency or validity of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          SECTION 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern this Indenture, such provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision shall be deemed to be so modified or excluded, as the case may be.

          SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.09. Successors and Assigns. Without limiting Articles VIII and XIII hereof, all covenants and agreements in this Indenture by each of the Company or the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

          SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.12. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

          SECTION 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect (including with respect to the accrual of interest) as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity.

                                  ARTICLE II

                                Security Forms

          SECTION 2.01. Forms Generally. The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth or referenced in Exhibit A-1 and Exhibit A-2 annexed hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or the Depositary or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.


                                  ARTICLE III

                                The Securities

          SECTION 3.01. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture on the Issue Date is limited to $450,000,000 principal amount of Initial Securities and up to $450,000,000 principal amount of Exchange Securities exchanged therefor in accordance with the Registration Rights Agreement. Additional Securities may be issued, authenticated and delivered pursuant to Section 3.15, and Securities may be authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.08 or in connection with an Offer pursuant to Sections 10.13 or 10.14.

          The Securities shall be known and designated as the "10 3/4% Senior Notes Due 2008" of the Company. Their Stated Maturity for payment of principal shall be April 15, 2008. Interest on the Securities shall accrue at the rate of 10.75% per annum and shall be payable semiannually on each April 15 and October 15, commencing October 15, 2001, to the Holders of record of Securities at the close of business on April 1 and October 1, respectively, immediately preceding such Interest Payment Date. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date of such Securities; provided, however, that interest on Additional Securities will accrue from their date of issuance. Interest on the Securities will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or such other office maintained by the Trustee for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be redeemable as provided in Article XI and the Securities.

          The Securities shall be subject to Defeasance and/or Covenant Defeasance as provided in Article XII.

          SECTION 3.02. Denominations. The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 principal amount and any integral multiple thereof.

          SECTION 3.03. Execution, Authentication, Delivery and Dating. Initial Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 hereto. Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-2 hereto.

          The terms and provisions contained in the Securities annexed hereto as Exhibits A-1 and A-2 shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Initial Securities offered and sold in reliance on Rule 144A and on Regulation S shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in Exhibit A-1, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. All Global Securities shall bear the legend set forth in Exhibit B. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided.

          All Securities shall remain in the form of a Global Security, except as provided herein.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, or its Chief Financial Officer. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, which shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and, in the case of an issuance of Additional Securities pursuant to Section 3.15 after the Issue Date, shall certify that such issuance is in compliance with Section 10.08; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          Authentication by counterpart shall satisfy the requirements of this
Section 3.03 and the requirements of the Securities.

          SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and of a like tenor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 3.05. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed the initial "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Subject to Sections 3.13 and 3.14 of this Indenture, upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one more or more new Securities of any authorized denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency.

Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.08 or in accordance with any Change of Control Offer pursuant to Section 10.13 or any Asset Sale Offer pursuant to Section 10.14, and in any such case not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.05 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer of any Securities other than Securities having a principal amount of $1,000 or integral multiples thereof.

          SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.07. Payment of Interest; Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more predecessor securities) is registered at the close of business on the Regular Record Date for such interest payment.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (1) or (2) below:

          (1) the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder in the manner specified in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) the Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 3.09. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or tendered and accepted pursuant to any Change of Control Offer pursuant to Section 10.13 or any Asset Sale Offer pursuant to Section 10.14 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in its customary manner.

          SECTION 3.10. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          SECTION 3.11. CUSIP and CINS Numbers. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and, if so, the Trustee shall use the CUSIP or CINS numbers in notices of redemption or repurchase as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP or CINS numbers.

          SECTION 3.12. Deposits of Monies. Except to the extent payment of interest is made by the Company's check pursuant to Section 3.01, prior to 11:00 a.m., New York City time, on each Redemption Date, Stated Maturity, and Purchase Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Redemption Date, Stated Maturity and Purchase Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date, Stated Maturity, and Purchase Date, as the case may be.

          SECTION 3.13. Book-Entry Provisions for Global Securities. (a) The Global Securities initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Exhibit B hereto. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under any Global Security, and the Depositary shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

          (b) Interests of beneficial owners in a Global Security may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 3.14. Transfer of Global Securities shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may not be transferred or exchanged for physical securities, except that physical securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for any Global Security, or that it will cease to be a "Clearing Agency" under the Exchange Act, and in either case a successor Depositary is not appointed by the Company within 90 days of such notice, (ii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Certificated Securities under this Indenture or (iii) an Event of Default entitling the Holders to accelerate the maturity of the Securities has occurred and is continuing and the Security Registrar has received a written request from the Depositary to issue physical securities.

          (c) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          SECTION 3.14.  Special Transfer Provisions.  (a)   The Security
Registrar shall register the transfer of any beneficial interest in an Initial Security to any Non-U.S. Person, whether or not such Security bears the Private Placement Legend, and such transfer may be made, if the proposed transferor has certified in writing to the Security

Registrar that such transfer was made in Reliance on Regulation S (such certification to be in the form set forth on the reverse of the Security).

          (b) The Security Registrar shall register the transfer of any beneficial interest in an Initial Security to a QIB (excluding Non-U.S. Persons), whether or not such Security bears the Private Placement Legend, and such transfer may be made, if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

          (c) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the circumstances contemplated by paragraph (a) or (b) of this Section 3.14 exists, (ii) there is delivered to the Security Registrar an opinion of counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Security has been sold pursuant to an effective registration statement under the Securities Act.

          (d) Other Transfers. If a Holder proposes to transfer a Security constituting a Restricted Security pursuant to any exemption from the registration requirements of the Securities Act other than as provided for by Section 3.14(a) and 3.14(b), the Security Registrar shall only register such transfer or exchange if such transferor delivers an opinion of counsel satisfactory to the Company and the Security Registrar that such transfer is in compliance with the Securities Act and the terms of this Indenture.

          (e) General. By its acceptance of any Security bearing the Private Placement Legend and by its ownership of a beneficial interest therein, each Holder of such a Security and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Security and of beneficial interests therein set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security and beneficial interests therein only as provided in this Indenture.

          The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.13 or this Section
3.14. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Security Registrar.

          SECTION 3.15. Issuance of Additional Securities. The Company shall be entitled, subject to its compliance with Section 10.08, to issue Additional Securities under this Indenture which shall have identical terms as the Initial Securities issued on the Issue Date, other than with respect to the date of issuance and issue price. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities issued in exchange therefor shall be treated as a single class for all purposes under this Indenture.

          With respect to any Additional Securities, the Company shall set forth in a resolution of its Board of Directors and an Officers' Certificate, a copy of each which shall be delivered to the Trustee, the following information:

          (1) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

          (2) the issue price, the issue date and the CUSIP number of such Additional Securities; provided, however, that no Additional Securities may be issued at a price that would cause such Additional Securities to have "original issue discount" within the meaning of Section 1273 of the Code; and

          (3) whether such Additional Securities shall be subject to restrictions on transfer and issued in the form of Initial Securities as set forth in Exhibit A-1 or Exchange Securities as set forth in Exhibit A-2.


                                  ARTICLE IV

                          Satisfaction and Discharge

          SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or repaid as provided in Section 3.06 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 10.03) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation (other than Securities which have been destroyed, lost or stolen and which have been replaced or repaid as provided in
          Section 3.06),

                    (i)   have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest on the Securities to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company or the Guarantors; and

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article IV, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section
6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

          SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                   Remedies

          SECTION 5.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of the principal of or premium, if any, when due and payable, on any of the Securities (at Stated Maturity, upon optional redemption, required purchase or otherwise); or

          (2) default in the payment of an installment of interest on any of the Securities, when due and payable, for 30 days; or

          (3) default in the performance, or breach, of any covenant or agreement of the Company under this Indenture (other than a default in the performance or breach of a covenant or agreement which is specifically dealt with in clauses (1), (2) or (4)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

          (4) (a) there shall be a default in the performance or breach of the provisions of Section 8.01 with respect to the Company; (b) the Company shall have failed to make or consummate an Asset Sale Offer in accordance with the provisions of Section 10.14; or (c) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of Section 10.13; or

          (5) default or defaults under one or more agreements, instruments, mortgages, bonds, debentures or other evidences of Indebtedness under which the Company or any Restricted Subsidiary of the Company then has outstanding Indebtedness in excess of $15,000,000, individually or in the aggregate, and either (a) such Indebtedness is already due and payable in full or (b) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness; or

          (6) one or more judgments, orders or decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $15,000,000, either individually or in the aggregate, shall be entered against the Company or any Restricted Subsidiary of the Company or any of their respective properties and shall not be discharged and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree, shall not be in effect; or

          (7) the entry of a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, reorganization or similar law or (B) adjudging the Company or any Significant Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Federal Bankruptcy Code or any other similar federal, state or foreign law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of any of their properties, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (8) the institution by the Company or any Significant Subsidiary of a voluntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in any involuntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or to the institution of bankruptcy or insolvency proceedings against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar federal, state or foreign law, or the consent by it to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of any of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or

          (9) any of the Guarantees ceases to be in full force and effect or any of the Guarantees is declared to be null and void and unenforceable or any of the Guarantees is found to be invalid or any of the Guarantors denies its liability under its Guaranty (other than by reason of release of a Guarantor in accordance with the terms of this Indenture).

          SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default (other than those covered by clause (7) or (8) of Section
5.01 with respect to the Company) shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding, by notice to the Trustee and the Company, may declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the Outstanding Securities due and payable immediately. If an Event of Default specified in clause (7) or (8) of Section
5.01 with respect to the Company or a Significant Subsidiary occurs and is continuing, then the principal of, premium, if any, and accrued and unpaid interest, if any, on all the Outstanding Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.

          After a declaration of acceleration under the Indenture, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind such declaration if

          (1) the Company or any Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

               (B) all overdue interest on all Securities,

               (C) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

               (D) to the extent that payment of such interest is lawful, interest upon overdue interest and overdue principal at the rate set forth in the Securities which has become due otherwise than by such declaration of acceleration;

          (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

          (3) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived.

          No such rescission shall affect any subsequent default or impair any right consequent thereto.

          SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company and each Guarantor covenants that if

          (i) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (ii) default is made in the payment of the principal of (or premium, if any, on) any Security on the due date for payment thereof, including, with respect to any Security required to have been purchased pursuant to a Change of Control Offer or an Asset Sale Offer made by the Company, at the Purchase Date thereof, the Company or such Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          In addition to the rights and powers set forth in Section 317(a) of the Trust Indenture Act, the Trustee shall be entitled to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Securities allowed in any judicial proceeding relative to the Company, any Guarantor or any other obligor upon the Securities, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.04. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company, a Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, distributions and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     6.07;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively;

          THIRD: To the payment of any and all other amounts due under the Indenture, the Securities or the Guarantees; and

          FOURTH: To the Company (or such other Person as a court of competent jurisdiction may direct).

          SECTION 5.07. Limitation on Suits. Subject to Section 5.08, no Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (ii) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (iv) the Trustee for 45 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (v) no direction inconsistent with such written request has been given to the Trustee during such 45-day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of a Change of Control Offer or an Asset Sale Offer made by the Company and required to be accepted as to such Security, on the relevant Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, each Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted, subject to the determination in such proceeding.

          SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 5.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that;

          (i) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (i) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to a Change of Control Offer or an Asset Sale Offer which has been made by the Company), or

          (ii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit (including reasonable counsel fees and expenses), and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or a Guarantor, in any suit instituted by the Trustee, in any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or in any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of a Change of Control Offer or an Asset Sale Offer, made by the Company and required to be accepted as to such Security, on the applicable Purchase Date, as the case may be).

          SECTION 5.15. Waiver of Stay or Extension Laws. The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI

                                  The Trustee

          SECTION 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by the provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not verify the contents thereof.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent misconduct, except that no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers under this Indenture, unless the Trustee has received security and indemnity satisfactory to it against any loss, liability or expense. The Trustee shall not be liable for any error of judgment unless it is proved that the Trustee was negligent in the performance of its duties hereunder.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

          SECTION 6.02. Notice of Defaults. Within 90 days after the occurrence of any Default known to the Trustee, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

          SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of Section 6.01:

          (a) the Trustee may conclusively rely as to the truth of the statements and correctness of the opinions expressed therein and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution of the Company;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled (subject to reasonable confidentiality arrangements as may be proposed by the Company or any Guarantor) to make reasonable examination (upon prior notice and during regular business hours) of the books, records and premises of the Company or a Guarantor, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians or nominees and the Trustee shall not be responsible for the supervision of, or any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (i) in the event that the Trustee is also acting as Authenticating Agent, Paying Agent or Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VI shall also be afforded to such Authenticating Agent, Paying Agent and Security Registrar; and

          (j) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

          SECTION 6.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 6.05. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or any Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company or a Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 6.07. Compensation and Reimbursement. The Company agrees (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (2) except as otherwise expressly provided herein, to promptly reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and (3) to indemnify the Trustee, its directors, officers, agents and employees for, and to hold them harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, including taxes (other than taxes based upon, measured by or determined by the revenue or income of the Trustee), arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing to it pursuant to this Section 6.07, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(7) or Section 5.01(8), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive any termination of this Indenture.

          SECTION 6.08. Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has, or is a wholly-owned subsidiary of a bank holding company that has, a combined capital and surplus of at least $50,000,000 and a Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal or State supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 6.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 6.11 shall not have been delivered to the Company and the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 6.11 shall not have been delivered to the Company and the Trustee being removed within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

          (d)   If at any time:

          (i) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company, any Guarantor or by any such Holder, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company or any Guarantor, in each case by a Board Resolution, may remove the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in accordance with the applicable requirements of Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          (g)   The resignation or removal of the Trustee pursuant to this
Section 6.10 shall not affect the obligation of the Company to indemnify the Trustee pursuant to Section 6.07(3) in connection with the exercise or performance by the Trustee prior to its resignation or removal of any of its powers or duties hereunder.

          (h) No Trustee under this Indenture shall be liable for any action or omission of any successor Trustee.

          SECTION 6.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided, however, such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 6.13. Preferential Collection of Claims Against the Company or a Guarantor. If and when the Trustee shall be or become a creditor of the Company or a Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or such Guarantor (or any such other obligor).

          SECTION 6.14. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or partial purchase or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities described in the within-mentioned Indenture.


Dated:_____________________


                                        The Bank of New York, As Trustee


                                        by
                                          _______________________________
                                              As Authenticating Agent


                                        by
                                          _______________________________
                                               Authorized Signatory



                                  ARTICLE VII

               Holders' Lists and Reports by Trustee and Company

          SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee a list of the names and addresses of the Holders in such form as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

          SECTION 7.02. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, any Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

          SECTION 7.03. Reports by Trustee. (a) Within 60 days after June 15 of each year commencing June 15, 2002, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture to the extent required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

          SECTION 7.04. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).


                                 ARTICLE VIII

             Consolidation, Merger, Conveyance, Transfer or Lease

          SECTION 8.01. Company May Consolidate, Etc. Only on Certain Terms.
(A) The Company will not, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to, any Person or Persons, and (B) the Company will not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or the Company and its Restricted Subsidiaries, taken as a whole, to any other Person or Persons, unless, in each of cases (A) and (B), at the time and after giving effect thereto:

          (1) either:

                    (x) if the transaction or transactions is a merger or consolidation, the Company, or such Restricted Subsidiary, as the case may be, shall be the surviving Person of such merger or consolidation, or

                    (y) the Person formed by such consolidation or into which the Company, or such Restricted Subsidiary, as the case may be, is merged or to which the properties and assets of the Company or such Restricted Subsidiary, as the case may be, substantially as an entirety, are transferred (any such surviving Person or transferee Person being the "Surviving

          Entity") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company or such Restricted Subsidiary, as the case may be, under the Securities, this Indenture and the Registration Rights Agreement and this Indenture, the Securities, the Guarantees and the Registration Rights Agreement shall remain in full force and effect;

          (2) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing; and

          (3) except in the case of any merger of the Company with any wholly-owned Subsidiary of the Company or any merger of a wholly owned Restricted Subsidiary of the Company with and into a Guarantor or merger of Guarantors (and in each case, with no other Persons), the Company or the Surviving Entity, as the case may be, after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under
     Section 10.08 (assuming a market rate of interest with respect to such additional Indebtedness).

          In connection with any consolidation, merger, transfer, lease, assignment or other disposition contemplated by the foregoing provisions of this
Section 8.01, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, lease, assignment, or other disposition and the supplemental indenture in respect thereof (required under clause (1)(y) of this Section 8.01) comply with the requirements of this Indenture. Each such Officer's Certificate shall set forth the manner of determination of the ability to incur Indebtedness in accordance with clause (3) of this Section 8.01.

          SECTION 8.02. Successor Substituted. Except as otherwise provided by
Section 13.05, upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company or a Restricted Subsidiary, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Securities, this Indenture and/or the Registration Rights Agreement, as applicable, with the same effect as if such successor had been named as the Company in the Securities, this Indenture and/or in the Registration Rights Agreement, as the case may be and, except in the case of a lease, the Company, or such Restricted Subsidiary, as the case may be, shall be released and discharged from its obligations thereunder.
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                                                                              59

          For all purposes of this Indenture and the Securities (including the provisions of this Article VIII and Sections 10.08, 10.09 and 10.12), Subsidiaries of any Surviving Entity shall, upon consummation of such transaction or series of related transactions, become Restricted Subsidiaries unless and until designated Unrestricted Subsidiaries pursuant to and in accordance with Section 10.18 and all Indebtedness, and all Liens on property or assets, of the Company, and the Restricted Subsidiaries, as the case may be, in existence immediately prior to such transaction or series of related transactions will be deemed to have been incurred upon consummation of such transaction or series of related transactions.


                                  ARTICLE IX

                 Amendments; Waivers; Supplemental Indentures

          SECTION 9.01. Amendments, Waivers and Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company and each Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may together amend, waive or supplement this Indenture, for any of the following purposes:

          (i) to evidence the succession of another Person to the Company or a Guarantor and the assumption by any such successor of the covenants of the Company or such Guarantor herein and in the Securities or such Guarantor's Guaranty and to evidence the assumption of obligations under this Indenture and a Guaranty pursuant to Section 10.17; or

          (ii) to add to the covenants of the Company or a Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or a Guarantor; or

          (iii) to secure the Securities pursuant to the requirements of Section
     10.12 or otherwise; or

          (iv) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

          (v) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided, however, that (a) such amendment, waiver or supplement does not adversely affect the rights of any Holder of Securities and (b) the Company shall have delivered to the Trustee an Opinion of Counsel stating that such action pursuant to clauses
     (i), (ii), (iii), (iv) or (v) above is permitted by this Indenture. The Trustee shall not be obligated to enter into any such amendment or supplemental indenture that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.02. Modifications, Amendments and Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a
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                                                                              60

majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company and the Guarantors, when authorized by Board Resolutions, and the Trustee may together modify, amend or supplement this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such modification, amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (i) reduce the principal amount of, extend the Stated Maturity of or alter the redemption provisions of, the Securities,

          (ii) change the currency in which any Securities or any premium or the interest thereon is payable,

          (iii) reduce the percentage in principal amount of Outstanding Securities that must consent to an amendment, supplement or waiver or consent to take any action under this Indenture or the Securities or any Guaranty,

          (iv) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities or any Guaranty,

          (v) waive a default in payment with respect to the Securities or any Guaranty,

          (vi) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate an Asset Sale Offer with respect to any Asset Sale or modify any of the provisions or definitions with respect thereto,

          (vii) reduce or change the rate or time for payment of interest on the Securities, or

          (viii) modify or change any provision of this Indenture affecting the ranking of the Securities or any Guaranty in a manner adverse to the Holders of the Securities.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          The Trustee shall join with the Company and each Guarantor in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such amendment or supplemental indenture.

          In addition, no modification, amendment or supplement to the provisions of Article XIV which is adverse to the interests of the lenders under the Credit Facility or the Term Loan shall be made without the consent of the representatives of such lenders.

          SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise; provided that the Trustee shall enter into and execute all other supplemental indentures which satisfy all applicable conditions under this Article IX.

          SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture, provided that any failure by the Trustee to make such notation shall not affect the validity of the matter provided for in such supplemental indenture or any Security or Guaranty hereunder. If the Company shall so determine, new Securities or Guarantees so modified as to conform, in the opinion of the Trustee, the Guarantors and the Company, to any such supplemental indenture may be prepared and executed by the Company or Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          SECTION 9.07. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in
Section 8.01, provided, however, pursuant to Section 9.01(ii) and set forth in Sections 10.04 to 10.12 and 10.15 to 10.18, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer as to which an Offer to Purchase has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.

          SECTION 9.08. No Liability for Certain Persons. No director, officer, employee, or stockholder of Holdings or the Company, nor any director, officer or employee of any Guarantor, as such, shall have any liability for any obligations of the

Company or any Guarantor under the Securities, the Guarantees or this Indenture based on or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The foregoing waiver and release is an integral part of the consideration for the issuance of the Securities and the Guarantees.


                                   ARTICLE X

                                   Covenants

          SECTION 10.01. Payment of Principal, Premium and Interest. The Company shall duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

          SECTION 10.02. Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Guarantor in respect of the Securities, the Guarantees and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at a Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. In the event any such notice or demands are so made or served on the Trustee, the Trustee shall promptly forward copies thereof to the Company.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 10.03. Money for Security Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, the Company will, prior to 11:00 a.m., New York City time, on each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will: (i) comply with the provisions of the Trust Indenture Act applicable to it as Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent (other than the Company) to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 10.04. Existence; Activities. Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and material franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 10.05. Maintenance of Properties. The Company shall cause all material properties used in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (regular wear and tear excepted), all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the

Company from disposing of any asset (subject to compliance with Section 10.14) or from discontinuing the operation or maintenance of any of such material properties if such discontinuance is, as determined by the Company in good faith, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

          SECTION 10.06. Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (2) all lawful material claims for labor, materials and supplies which, if unpaid, might by law become a lien upon property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 10.07. Maintenance of Insurance. The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their material properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Restricted Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore all material properties to which such proceeds relate, provided, however, that the Company shall not be required to repair, replace or otherwise restore any such material property if the Company in good faith determines that such inaction is desirable in the conduct of the business of the Company or any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

          SECTION 10.08. Limitation on Indebtedness. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or in any manner become directly or indirectly liable, contingently or otherwise (in each case, to "incur"), for the payment of any Indebtedness (including any Acquired Indebtedness) other than Permitted Indebtedness; provided, however, that (i) the Company and any Guarantor will be permitted to incur Indebtedness (including Acquired Indebtedness), and (ii) a Restricted Subsidiary will be permitted to incur Acquired Indebtedness, if in each case, after giving pro forma effect to (1) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness were incurred at the beginning of the four full fiscal quarters immediately preceding such incurrence, taken as one period; (2) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Restricted Subsidiaries since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired at the beginning of such four-quarter period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period); and (3) any Asset Sale or Asset Acquisition occurring since the first day of such four-quarter period (including to the date of calculation) as if such acquisition or disposition occurred at the beginning of such four-quarter period, the Consolidated Fixed Charge Coverage Ratio of the Company is at least 2:1.

          SECTION 10.09. Limitation on Restricted Payments. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

          (a) declare or pay any dividend or make any other distribution or payment on or in respect of Capital Stock of the Company or any of its Restricted Subsidiaries or make any payment to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any of its Restricted Subsidiaries (other than dividends or distributions payable solely in Capital Stock of the Company (other than Redeemable Capital Stock) or in options, warrants or other rights to purchase Capital Stock of the Company (other than Redeemable Capital Stock)) (other than the declaration or payment of dividends or other distributions to the extent declared or paid to the Company or any Restricted Subsidiary);

          (b) purchase, redeem, defease or otherwise acquire or retire for value any Capital Stock of the Company or any of its Restricted Subsidiaries or any options, warrants, or other rights to purchase any such Capital Stock (other than any such securities owned by the Company or a Restricted Subsidiary);

          (c) make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment, scheduled sinking fund payment or other Stated Maturity, any Subordinated Indebtedness (other than any such Subordinated Indebtedness owned by the Company or a Restricted Subsidiary); or

          (d) make any Investment (other than any Permitted Investment) in any Person,

(such payments or Investments described in the preceding clauses (a), (b), (c) and (d) are collectively referred to as "Restricted Payments"), unless, after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, shall be the Fair Market Value of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment), (A) no Default or Event of Default shall have occurred and be continuing, (B) immediately after giving effect to such Restricted Payment, the Company would be able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) (assuming a market rate of interest with respect to such additional Indebtedness) and (C) the aggregate amount of all Restricted Payments declared or made from and after May 22, 1998 would not exceed the sum of:

               (1) 50% of the aggregate Consolidated Net Income of the Company accrued on a cumulative basis during the period (treated as one accounting period) beginning on May 22, 1998 and ending on the last day of the fiscal quarter of the Company immediately preceding the date of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Net Income of the Company for such period shall be a deficit, minus 100% of such deficit);

               (2) the aggregate net cash proceeds received by the Company as capital contributions to the Company after May 22, 1998 and which constitute shareholders' equity of the Company in accordance with GAAP;

               (3) the aggregate net cash proceeds received by the Company from the issuance or sale of Capital Stock (excluding Redeemable Capital Stock of the Company) of the Company to any Person (other than an issuance or sale to a Subsidiary of the Company and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any Subsidiary of the Company for the benefit of employees of the Company or any Subsidiary of the Company) after May 22, 1998;

               (4) the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) upon the exercise of any options, warrants or rights to purchase shares of Capital Stock (other than Redeemable Capital Stock) of the Company after May 22, 1998;

               (5) the aggregate net cash proceeds received after May 22, 1998 by the Company from any Person (other than a Subsidiary of the Company) for debt securities that have been converted or exchanged into or for Capital Stock of the Company (other than Redeemable Capital Stock) (to the extent such debt securities were originally sold for cash) plus the aggregate amount of cash received by the Company (other than from a Subsidiary of the Company) in connection with such conversion or exchange;

               (6) in the case of the disposition or repayment of any Investment constituting a Restricted Payment after May 22, 1998, an amount equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, less the cost of the disposition of such Investment; and

               (7) so long as the Designation (as defined in Section 10.18) thereof was treated as a Restricted Payment made after May 22, 1998, with respect to any Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary after the Issue Date in accordance with
          Section 10.18 below, the Fair Market Value of the Company's interest in such Subsidiary, provided, however, that such amount shall not in any case exceed the Designation Amount (as defined in Section 10.18) with respect to such Restricted Subsidiary upon its Designation, minus the Designation Amount (measured as of the date of Designation) with respect to any Restricted Subsidiary of the Company which has been designated as an Unrestricted Subsidiary after May 22, 1998 in accordance with Section 10.18 below.

          For purposes of the preceding clause (C)(4), the value of the aggregate net proceeds received by the Company upon the issuance of Capital Stock upon the exercise of options, warrants or rights will be the net cash proceeds received upon the issuance of such options, warrants or rights plus the incremental amount received by the Company upon the exercise thereof.

          None of the foregoing provisions shall prohibit, so long, in the case of clauses (ii), (iii), (v), (vi), (vii), (viii), (ix) and (xi) below, as there is no Default or Event of Default continuing, (i) the payment of any dividend or distribution within 60 days after the date of its declaration, if at the date of declaration such payment would be permitted by the first paragraph of this Section 10.09; (ii) the redemption, repurchase or other acquisition or retirement of any shares of any class of Capital Stock of the Company in exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of other shares of Capital Stock of the Company (other than Redeemable Capital Stock of the Company) to any Person (other than to a Subsidiary of the Company); provided, however, that such net cash proceeds are excluded from clause (C) of the first paragraph of this Section 10.09; (iii) any redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness by exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of (1) Capital Stock (other than Redeemable Capital Stock of the Company) of the Company to any Person (other than to a Subsidiary of the Company); provided, however, that any such net cash proceeds are excluded from clause (C) of the first paragraph of this Section 10.09; or (2) Indebtedness of the Company so long as such Indebtedness is Subordinated Indebtedness which (x) has no scheduled principal payment prior to the 91st day after the Maturity Date, (y) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities and
(z) is subordinated to the Securities in the same manner and to the same extent as the Subordinated Indebtedness so purchased, exchanged, redeemed, acquired or retired; (iv) Investments constituting Restricted Payments made as a result of the receipt of non-cash consideration from any Asset Sale or other sale of assets or property made pursuant to and in compliance with this Indenture; (v) payments to purchase Capital Stock of the Company or Holdings from officers of the Company or Holdings, pursuant to agreements in effect as of the Issue Date, in an amount not to exceed $15,000,000 in the aggregate; (vi) payments (other than those covered by clause (v)) to purchase Capital Stock of the Company or Holdings from management or employees of the Company or any of its Subsidiaries, or their authorized representatives, upon the death, disability or termination of employment of such employees, in aggregate amounts under this clause (vi) not to exceed $1,000,000 in any fiscal year of the Company,(vii) payments to Holdings in an amount sufficient to permit it to make scheduled payments of interest on its 6 1/2% Convertible Subordinated Debentures due August 1, 2028, issued to United Rentals Trust I, (viii) upon the occurrence of a Change of Control and within 60 days after the completion of the offer to repurchase the Securities pursuant to Section 10.13 (including the purchase of the Securities tendered), any purchase or redemption of Subordinated Indebtedness or any Capital Stock of Holdings, the Company or any Restricted Subsidiaries required pursuant to the terms thereof as a result of such Change of Control at a purchase or redemption price not to exceed 101% of the outstanding principal amount or liquidation amount thereof, plus accrued and unpaid interest or dividends (if any); provided, however, that at the time of such purchase or redemption no Default shall have occurred and be continuing (or would result therefrom); (ix) upon the occurrence of an Asset Sale and within 60 days after the completion of an Asset Sale Offer to repurchase the Securities pursuant to
Section 10.14 (including the purchase of the Securities tendered), any purchase or redemption of Subordinated Indebtedness or any Capital Stock of Holdings, the Company or any Restricted Subsidiaries required pursuant to the terms thereof as a result of such Asset Sale at a purchase or redemption price not to exceed 100% of the outstanding principal amount or liquidation amount thereof, plus accrued and unpaid interest or dividends (if any); provided, however, that at the time of such purchase or redemption no Default shall have occurred and be continuing (or would result therefrom); (x) payments to Holdings in an amount sufficient to enable Holdings to pay (1) its taxes, legal, accounting, payroll, benefits and corporate overhead expenses (including Commission, stock exchange and transfer agency fees and expenses), and expenses of United Rentals Trust I payable by Holdings pursuant to the terms of the trust agreement governing such trust, (2) trade, lease, payroll, benefits and other obligations in respect of goods to be delivered to, services (including management and consulting services) performed for and properties used by, the Company and its Restricted Subsidiaries, (3) the purchase price for Investments in other Persons, provided, however, that promptly following such Investment either (x) such other Person either becomes a Restricted Subsidiary or is merged or consolidated with, or transfers or conveys all or substantially all of its assets to, the Company or a Restricted Subsidiary, or (y) such Investment would otherwise be permitted under this Indenture if made by the Company and such Investment is contributed or transferred by Holdings to the Company or a Restricted Subsidiary and (4) reasonable and customary incidental expenses as determined in good faith by the Board of Directors of Holdings, (xi) cash payments in lieu of the issuance of fractional shares in connection with the exercise of any warrants, options or other securities convertible into or exchangeable for Capital Stock of Holdings, the Company or any of its Restricted Subsidiaries, (xii) the deemed repurchase of Capital Stock on the cashless exercise of stock options, (xiii) the payment of any dividend or distribution by a Restricted Subsidiary to the holders of its Capital Stock on a pro rata basis and (xiv) any Investment made in a Special Purpose Vehicle in connection with a Securitization Transaction, which Investment consists of the assets described in the definition of "Equipment Securitization Transaction" or "Receivables Securitization Transaction". Any payments made pursuant to clauses (i), (v), (vi), (vii), (viii) or (ix) of this paragraph shall be taken into account in calculating the amount of Restricted Payments made from and after May 22, 1998.

          SECTION 10.10. Limitation on Preferred Stock of Restricted Subsidiaries. The Company shall not permit any Restricted Subsidiary to issue any Preferred Stock other than Preferred Stock issued to the Company or a Wholly Owned Restricted Subsidiary. The Company shall not sell, transfer or otherwise dispose of Preferred Stock issued by a Restricted Subsidiary of the Company or permit a Restricted Subsidiary to sell, transfer or otherwise dispose of Preferred Stock issued by a Restricted Subsidiary, other than to the Company or a Wholly Owned Restricted Subsidiary. Notwithstanding the foregoing, nothing in this Section 10.10 shall prohibit Preferred Stock (other than Redeemable Capital Stock) issued by a Person prior to the time (A) such Person becomes a Restricted Subsidiary of the Company, (B) such Person merges with or into a Restricted Subsidiary of the Company or (C) a Restricted Subsidiary of the Company merges with or into such Person; provided, however, that such Preferred Stock was not issued or incurred by such Person in anticipation of a transaction contemplated by subclause (A), (B), or (C) above.

          SECTION 10.11. Limitation on Transactions with Affiliates. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any of its Affiliates (other than Restricted Subsidiaries), except
(a) on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction at such time from Persons who are not Affiliates of the Company, (b) with respect to a transaction or series of related transactions involving aggregate payments or value equal to or greater than $2,000,000 the Company shall have delivered an Officer's Certificate to the Trustee certifying that such transaction or transactions comply with the preceding clause (a), and (c) with respect to a transaction or series of related transactions involving aggregate payments or value equal to or greater than

$5,000,000, such transaction or transactions shall have been approved by a majority of the Disinterested Members of the Board of Directors of the Company.

          Notwithstanding the foregoing, the restrictions set forth in this
Section 10.11 shall not apply to (i) transactions with or among the Company and the Restricted Subsidiaries of the Company, (ii) customary directors' fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements and incentive arrangements with any officer, director or employee of the Company or any Restricted Subsidiary entered into in the ordinary course of business,
(iii) any dividends, payments or investments made in compliance with Section 10.09, (iv) loans and advances to officers, directors and employees of the Company or any Restricted Subsidiary for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business, (v) the incurrence of intercompany Indebtedness which constitutes Permitted Indebtedness, (vi) transactions pursuant to agreements in effect on the Issue Date, (vii) the purchase of equipment for its Fair Market Value from Terex Corporation or its Affiliates in the ordinary course of business of each of Terex Corporation and the Company, (viii) any sale, conveyance or other transfer of assets customarily transferred in a Securitization Transaction to a Special Purpose Vehicle, (ix) transactions with customers, clients, suppliers, joint venture partners, joint ventures, including their members or partners, or purchasers or sellers of goods or services, in each case in the ordinary course of business, including pursuant to joint venture agreements, and otherwise in compliance with the terms of this Indenture which are, in the aggregate (taking into account all the costs and benefits associated with such transactions), materially no less favorable to the Company or the applicable Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or that Restricted Subsidiary with an unrelated person or entity, in the good faith determination of the Company's Board of Directors or its senior management, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party, and (x) transactions described in, or permitted by, clauses (vii) and (x) of the final paragraph of
Section 10.09.

          SECTION 10.12. Limitation on Liens. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien (the "Initial Lien") of any kind against or upon any of its property or assets, or any proceeds therefrom, unless the Securities are equally and ratably secured (except that Liens securing Subordinated Indebtedness shall be expressly subordinate to Liens securing the Securities to the same extent such Subordinated Indebtedness is subordinate to the Securities), except for Permitted Liens. Any Lien created for the benefit of the Holders of the Securities pursuant to the preceding sentence shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien.

          SECTION 10.13. Change of Control. (a) On or before the 30th day after the date of the occurrence of a Change of Control (the "Change of Control Date"), the Company shall make an Offer to Purchase (a "Change of Control Offer") on a Business Day not more than 60 nor less than 30 days following the occurrence of the Change of Control, (the "Change of Control Purchase Date") all of the then Outstanding Securities tendered at a purchase price in cash (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the Change of Control Purchase Date. The Company shall be required to purchase all Securities tendered into the Change of Control Offer and not withdrawn.

          (b) On the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof (not less than $1,000 principal amount and integral multiples thereof) tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities so accepted together with an Officer's Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and make available for delivery to such Holders a new Security of like tenor equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer not later than the third Business Day following the Change of Control Purchase Date.

          (c) The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

          (d) The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws or regulations are applicable, in the event that a Change of Control occurs and the Company is required to purchase Securities as described above.

          (e) Upon the occurrence of a Change of Control, the Company shall not repurchase any Subordinated Indebtedness of the Company pursuant to an offer to purchase or otherwise until (1) the requirements of this Section 10.13 have been satisfied or (2) the Company shall have obtained the requisite consent under this Indenture to permit the repurchase of such Subordinated Indebtedness.

          SECTION 10.14. Disposition of Proceeds of Asset Sales. The Company will not, and will not permit any of its Restricted Subsidiaries to, make any Asset Sale unless (a) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets sold or otherwise disposed of and (b) at least 75% of such consideration consists of cash or Cash Equivalents or Replacement Assets; provided, however, that (i) the amount of any liabilities (as shown on the most recent balance sheet of the Company or such Restricted Subsidiary) of the Company or such Restricted Subsidiary that are assumed by the transferee of such assets and (ii) any securities, notes or other obligations received by the Company or such Restricted Subsidiary from such transferee that are converted within 30 days into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) shall be deemed to be cash for the purposes of this provision; provided further, that the 75% limitation referred to in clause (b) will not apply to any Asset Sale in which the cash or Cash Equivalent portion of the consideration received therefrom, determined in accordance with the foregoing provision, is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the aforementioned 75% limitation.

          To the extent that the Net Cash Proceeds of any Asset Sale are not required to be applied to repay, and permanently reduce the commitments under, Senior Indebtedness of the Company or any Restricted Subsidiary, or are not so applied, the Company or such Restricted Subsidiary, as the case may be, may apply the Net Cash Proceeds from such Asset Sale, within 360 days of such Asset Sale, to an investment in properties and assets that replace the properties and assets that were the subject of such Asset Sale or in properties and assets that are used or useful in the business of the Company and its Restricted Subsidiaries conducted at such time or in businesses reasonably related thereto or in Capital Stock of a Person, the principal portion of whose assets consist of such property or assets ("Replacement Assets"). Any Net Cash Proceeds from any Asset Sale that are neither used to repay, and permanently reduce the commitments under, Senior Indebtedness of the Company, nor invested in Replacement Assets within such 360-day period constitute "Excess Proceeds" subject to disposition as provided below.

          When the aggregate amount of Excess Proceeds equals or exceeds $10,000,000, the Company shall make an offer to purchase (an "Asset Sale Offer"), from all holders of the Securities, an aggregate principal amount of Securities equal to such Excess Proceeds, at a price in cash equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon to the Purchase Date (the "Asset Sale Offer Price"). To the extent that the aggregate principal amount of Securities tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. The Securities shall be purchased by the Company, at the option of the Holder thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice is given to Holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act. If Securities purchasable at an aggregate Purchase Price in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Asset Sale Offer to Purchase, the Company shall purchase Securities on a pro rata basis, based on the Purchase Price therefor, or such other method as the Trustee shall deem fair and appropriate (subject in each case to applicable rules of the Depositary and any securities exchange upon which the Securities may then be listed), with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 principal face amount or integral multiples thereof shall be purchased. Notwithstanding the foregoing, if the Company is required to commence an Asset Sale Offer at any time when securities of the Company ranking pari passu in right of payment with the Securities are outstanding and the terms of such securities provide that a similar offer must be made with respect to such other securities, then the Asset Sale Offer for the Securities shall be made concurrently with such other offers and securities of each issue will be accepted on a pro rata basis in proportion to the aggregate principal amount of securities of each issue which the holders thereof elect to have purchased. Any Asset Sale Offer will be made only to the extent permitted under, and subject to prior compliance with, the terms of agreements governing Senior Indebtedness. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset to zero.

          On the Purchase Date under this Section 10.14, the Company shall (i) accept for payment (subject to pro ration as described in the Offer to Purchase)

Securities or portions thereof tendered pursuant to the Asset Sale Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities so accepted together with an Officer's Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and make available for delivery to such Holders a new Security of like tenor equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer not later than the third business Day following the Asset Sale Offer Purchase Date.

          Whenever the aggregate amount of Excess Proceeds received by the Company and its Restricted Subsidiaries exceeds $10,000,000, such Excess Proceeds shall, prior to the purchase of Securities, be set aside by the Company or such Restricted Subsidiary, as the case may be, in a separate account pending
(i) deposit with the Paying Agent of the amount required to purchase the Securities tendered in an Asset Sale Offer or (ii) delivery by the Company of the Asset Sale Offer Price to the Holders of the Securities validly tendered and not withdrawn pursuant to an Asset Sale Offer. Such Excess Proceeds may be invested in Cash Equivalents, as directed by the Company, having a maturity date which is not later than the earliest possible date for purchase of Securities pursuant to the Asset Sale Offer. The Company will be entitled to any interest or dividends accrued, earned or paid on such Cash Equivalents.

          The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws and regulations are applicable, in the event that an Asset Sale occurs and the Company is required to purchase Securities as described above.

          SECTION 10.15. Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock or any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness owed to the Company or any other Restricted Subsidiary of the Company, (c) make loans or advances to the Company or any other Restricted Subsidiary of the Company, (d) transfer any of its properties or assets to the Company or any other Restricted Subsidiary of the Company or (e) guarantee any Indebtedness of the Company or any other Restricted Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) applicable law or any applicable rule, regulation or order, (ii) customary non-assignment provisions of any contract or any lease governing a leasehold interest of the Company or any Restricted Subsidiary of the Company, (iii) customary restrictions on transfers of property subject to a Lien permitted under this Indenture, (iv) the Credit Agreement, as in effect on the Issue Date, (v) any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary of the Company in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (vi) an agreement entered into for the sale or disposition of Capital Stock or assets of a Restricted Subsidiary or an agreement entered into for the sale of specified assets (in either case, so long as such encumbrance or restriction, by its terms, terminates on the earlier of the termination of such agreement or the consummation of such agreement and so long as such restriction applies only to the Capital Stock or assets to be sold), (vii) any agreement in effect on the Issue Date, (viii) this Indenture and the Guarantees, (ix) the indentures governing the 9 1/2% Notes, the 8.80% Notes, the 9 1/4% Notes and the 9% Notes, (x) joint venture agreements and other similar agreements entered into in the ordinary course of business that prohibit actions of the type described in clauses (a), (c), (d) and (e) above, (xi) any agreement entered into with respect to a Special Purpose Vehicle in connection with a Securitization Transaction, containing customary restrictions required by the institutional sponsor or arranger of such Securitization Transaction in similar types of documents relating to the purchase of similar assets in connection with the financing thereof, (xii) restrictions relating to Foreign Subsidiaries contained in Indebtedness Incurred pursuant to clause (k) of the definition of "Permitted Indebtedness," and (xiii) any agreement that amends, extends, refinances, renews or replaces any agreement described in the foregoing clauses, provided, however, that the terms and conditions of any such agreement are not materially less favorable to the Holders of the Securities with respect to such dividend and payment restrictions than those under or pursuant to the agreement amended, extended, refinanced, renewed or replaced.

          SECTION 10.16. Limitation on Sale/Leaseback Transactions. (a) The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless:

          (1) the Company or such Restricted Subsidiary would be entitled to:

                 (A) Incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction pursuant to
          Section 10.08; and

                 (B) create a Lien on such property securing such Attributable Debt without equally and ratably securing the Securities pursuant to
          Section 10.12;

          (2) the net proceeds received by the Company or any Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the fair value (as determined by the Company's Board of Directors) of such property; and

          (3) the Company applies the proceeds of such transaction in compliance with Section 10.14.

          (b) Notwithstanding clauses (1)(B), (2) and (3) of this Section 10.16, the Company and the Restricted Subsidiaries may enter into Sale/Leaseback Transactions with respect to rental fleet equipment.

          SECTION 10.17. Additional Subsidiary Guarantees. The Company will cause each Domestic Subsidiary that guarantees any Indebtedness of the Company or any other Restricted Subsidiary to at the same time execute and deliver to the Trustee a Guaranty Agreement pursuant to which such Domestic Subsidiary will guarantee payment of the Securities on the same terms and conditions as those set forth in this Indenture. This Section 10.17 shall not apply to any of the Company's Subsidiaries that have been properly designated as an Unrestricted Subsidiary or as a Special Purpose Vehicle.

          SECTION 10.18. Limitations on Designation of Unrestricted Subsidiaries. (a) The Company may designate after the Issue Date any Restricted Subsidiary as an "Unrestricted Subsidiary" under this Indenture (a "Designation") only if:

          (i) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

          (ii) the Company would be permitted to make an Investment (other than a Permitted Investment, except a Permitted Investment covered by clause
     (xii) of the definition thereof) at the time of Designation (assuming the effectiveness of such Designation) pursuant to the first paragraph of
     Section 10.09 in an amount (the "Designation Amount") equal to the Fair Market Value of the Company's interest in such Subsidiary on such date calculated in accordance with GAAP; and

          (iii) the Company would be permitted under this Indenture to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 10.08 at the time of such Designation (assuming the effectiveness of such Designation).

          In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to Section
10.09 for all purposes of this Indenture in the Designation Amount.

          The Company shall not, and shall not cause or permit any Restricted Subsidiary to, at any time (x) provide credit support for or subject any of its property or assets (other than the Capital Stock of any Unrestricted Subsidiary) to the satisfaction of, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Indebtedness of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary), except any non-recourse guarantee given solely to support the pledge by the Company or any Restricted Subsidiary of the Capital Stock of an Unrestricted Subsidiary. All Subsidiaries of Unrestricted Subsidiaries shall automatically be deemed to be Unrestricted Subsidiaries.

          (b) The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:

          (i) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation, and

          (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time by a

     Restricted Subsidiary, have been permitted to be incurred for all purposes of this Indenture.

          (c) All Designations and Revocations must be evidenced by Board Resolutions of the Company delivered to the Trustee certifying compliance with the foregoing provisions.

          SECTION 10.19. Provision of Financial Information. For so long as the Securities are outstanding, whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission (if permitted by Commission practice and applicable law and regulations) the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. If, notwithstanding the preceding sentence, filing such documents by the Company with the Commission is not permitted by Commission practice or applicable law or regulations, the Company will transmit (or cause to be transmitted) by mail to the Trustee and all holders of the Securities, as their names and addresses appear in the Securities Register, copies of such documents within 15 days after the Required Filing Date. In addition, for so long as any Securities remain outstanding, the Company will furnish to the Holders of Securities and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, and, to any beneficial holder of Securities, if not obtainable from the Commission, information of the type that would be filed with the Commission pursuant to the foregoing provisions upon the request of any such Holder.

          SECTION 10.20. Statement by Officers as to Default; Compliance Certificates. (a) The Company shall deliver to the Trustee, prior to March 31 in each year commencing with the year beginning on January 1, 2002, an Officer's Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which he may have knowledge.

          (b) The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of a Default or an Event of Default, an Officer's Certificate setting forth the details of such Default or Event of Default, and the action which the Company proposes to take with respect thereto.


                                  ARTICLE XI

                           Redemption of Securities

          SECTION 11.01.  Right of Redemption.  The Securities may be redeemed at the election of the Company, in the amounts, at the times, at the Redemption Prices
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                                                                              76

(together with any applicable accrued and unpaid interest to the Redemption
Date), and subject to the conditions specified in the form of Security and hereinafter set forth.

          SECTION 11.02. Applicability of Article. Redemption of Securities at the election of the Company, as permitted by this Indenture and the provisions of the Securities, shall be made in accordance with such provisions and this Article.

          SECTION 11.03. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution. In the event of any redemption at the election of the Company pursuant to Section 11.01, the Company shall notify the Trustee, in case of a redemption of less than all the Securities, at least 60 days, and in the case of a redemption of all the Securities, at least 40 days, prior to the Redemption Date fixed by the Company (in each case, unless a shorter notice shall be satisfactory to the Trustee) of such Redemption Date and of the principal amount of Securities to be redeemed.

          SECTION 11.04. Selection by Trustee of Securities to Be Redeemed. In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate (subject to the rules of the Depositary); provided, however, that Securities shall only be redeemable in amounts of $1,000 or an integral multiple of $1,000.

          The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture and of the Securities, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 11.05. Notice of Redemption. Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall identify the Securities to be redeemed (including, if used, CUSIP or CINS numbers) and shall state:

          (i)   the Redemption Date;

          (ii)  the Redemption Price;

          (iii) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;
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                                                                              77

          (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after such Redemption Date;

          (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

          (vi) if the redemption is being made pursuant to the provisions of the Securities regarding a Public Equity Offering, a brief description of the transaction or transactions giving rise to such redemption, the nature and amount of Qualified Equity Interests sold in such transaction or transactions, the aggregate purchase price thereof and the net cash proceeds therefrom available for such redemption, the date or dates on which such transaction or transactions were completed and the percentage of the aggregate principal amount of Outstanding Securities being redeemed.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

          SECTION 11.06. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any applicable accrued interest on, all the Securities which are to be redeemed on that date.

          SECTION 11.07. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest) such Securities shall not bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with any applicable accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.07.

          If any Security called for redemption in accordance with the election of the Company made pursuant to Section 11.01 shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

          SECTION 11.08. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount at Stated Maturity equal to and in exchange for the unredeemed portion of the principal amount at Stated Maturity of the Security so surrendered.

                                  ARTICLE XII

                      Defeasance and Covenant Defeasance

          SECTION 12.01. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may elect, at its option at any time, to have Section
12.02 or Section 12.03 applied to the Outstanding Securities (as a whole and not in part) upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.

          SECTION 12.02. Defeasance and Discharge. Upon the Company's exercise of its option to have this Section applied to the Outstanding Securities (as a whole and not in part), the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 12.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 12.04 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option to have this Section applied to the Outstanding Securities (as a whole and not in part) notwithstanding the prior exercise of its option to have
Section 12.03 applied to such Securities.

          SECTION 12.03. Covenant Defeasance. Upon the Company's exercise of its option to have this Section applied to the Outstanding Securities (as a whole and not in part), (i) the Company shall be released from its obligations under Section 8.01(3), Sections 10.05 through 10.19, inclusive, and any covenant provided pursuant to Section 9.01(ii) and the Guarantors shall be released from their obligations under Article XIII and the Guarantees, and (ii) the occurrence of any event specified in Sections 5.01(3) and 5.01(4) (with respect to Section 8.01(3) and any of Sections 10.05 through 10.19, inclusive, and any such covenants provided pursuant to Section 9.01(ii)), shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in
Section 12.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(3) or 5.01(4)), whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

          SECTION 12.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 12.02 or Section
12.03 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of, premium, if any, and any installment of interest on such Securities on the respective Stated Maturities or Redemption Date thereof, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a) (2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (2) In the event of an election to have Section 12.02 apply to the Outstanding Securities, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 12.03 apply to the Outstanding Securities, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) No Default or Event of Default with respect to the Outstanding Securities shall have occurred and be continuing at the time of such deposit (excluding a Default or Event of Default due to a breach of Section
     10.08 or 10.12 which arises due to the borrowing of funds applied to such deposit).

          (5) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company or any Guarantor.

          (6) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound (excluding a Default or Event of Default due to a breach of Section 10.08 or 10.12 which arises due to the borrowing of funds applied to such deposit).

          (7) The Company shall have delivered to the Trustee an Opinion of Counsel (which opinion may be subject to customary assumptions and exceptions) to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (8) The Company shall have delivered to the Trustee an Officer's Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company or any Guarantor or others.

          (9) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit.

          (10) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent under this Indenture to either Defeasance or Covenant Defeasance, as the case may be, have been complied with.

          SECTION 12.05. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 12.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section
12.04 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 12.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Outstanding Securities.

          SECTION 12.06. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the obligations under this Indenture, such Securities and the Guarantees from which the Company and the Guarantors have been discharged or released pursuant to Section 12.02 or 12.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 12.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.


                                 ARTICLE XIII

                                   Guaranty

          SECTION 13.01. Guaranty. Each Guarantor hereby unconditionally and irrevocably guarantees on a senior basis, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and prompt payment (within applicable grace periods) of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and (b) the full and prompt performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranty Obligations"). Each Guarantor further agrees that the Guaranty Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor will remain bound under this Article XIII notwithstanding any extension or renewal of any Guaranty Obligation.

          To the extent that any Subsidiary Guarantor shall be required to pay any amounts on account of the Securities pursuant to a Guaranty in excess of an amount calculated as the product of (i) the aggregate amount payable by the Subsidiary Guarantors on account of the Securities pursuant to their respective Guarantees times (ii) the proportion (expressed as a fraction) that such Subsidiary Guarantor's net assets (determined in accordance with GAAP) at the date enforcement of the Subsidiary Guarantees is sought bears to the aggregate net assets (determined in accordance with GAAP) of all Subsidiary Guarantors at such date, then such Subsidiary Guarantor shall be reimbursed by the other Subsidiary Guarantors for the amount of such excess, pro rata, based upon the respective net assets (determined in accordance with GAAP) of such other Subsidiary Guarantors at the date enforcement of the Subsidiary Guarantees is sought. This paragraph is intended only to define the relative rights of Subsidiary Guarantors as among themselves, and nothing set forth in this paragraph is intended to or shall impair the joint and several obligations of the Subsidiary Guarantors under their respective Subsidiary Guarantees.

          The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under any Guaranty.

          Each Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guaranty Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Guaranty Obligations. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranty Obligations or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the Guaranty Obligations; or (f) any change in the ownership of any Guarantor (subject to Section 13.05).

          Each Guarantor further agrees that its Guaranty herein constitutes a guaranty of payment, performance and compliance when due (and not a guaranty of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranty Obligations.

          To the fullest extent permitted by law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranty Obligations or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by law, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Guaranty Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of each Guarantor as a matter of law or equity.

          Each Guarantor further agrees that its Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranty Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against each Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranty Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise (within applicable grace periods), or to perform or comply with any other Guaranty Obligation (within applicable grace periods), each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranty Obligations, (ii) accrued and unpaid interest on such Guaranty Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranty Obligations of the Company to the Holders and the Trustee.

          Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guaranty Obligations Guaranteed hereby until payment in full of all Guaranty Obligations. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranty Obligations Guaranteed hereby may be accelerated as provided in Article V for the purposes of its Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranty Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranty Obligations as provided in Article V, such Guaranty Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purposes of this Section.

          Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section.

          SECTION 13.02. Limitation on Liability. Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the obligations guaranteed hereunder by each Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Guarantor, voidable under applicable federal or state law relating to fraudulent conveyance or fraudulent transfer.

          SECTION 13.03. Execution and Delivery of Guarantees. The Guarantees to be endorsed on the Securities shall be in the form set forth in Exhibit C. Each of the Guarantors hereby agrees to execute its Guaranty in such form, to be endorsed on each Security authenticated and delivered by the Trustee.

          Each Guaranty shall be executed on behalf of each respective Guarantor by any one of such Guarantor's Chairman of the Board, Vice Chairman of the Board, President, Chief Financial Officer, or Vice Presidents. The signature of any or all of these officers on the Guaranty may be manual or facsimile.

          A Guaranty bearing the manual or facsimile signatures of individuals who were at any time the proper officers of a Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Guaranty is endorsed or did not hold such offices at the date of such Guaranty.

          Each Guaranty shall be registered, transferred, exchanged and cancelled, and shall be held in definitive or global form, in the same manner and together with, the Security to which it relates, in accordance with Article III.

          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guaranty endorsed thereon on behalf of the Guarantors. Each of the Guarantors hereby jointly and severally agrees that its Guaranty set forth in Section 13.01 shall remain in full force and effect notwithstanding any failure to endorse a Guaranty on any Security.

          SECTION 13.04. Guarantors May Consolidate, Etc., on Certain Terms. Nothing contained in this Indenture or in any of the Securities or any Guaranty shall prevent any consolidation or merger of a Guarantor with or into the Company or a Guarantor or the merger of a wholly owned Restricted Subsidiary of the Company with and into a Guarantor or shall prevent any sale or conveyance of the assets of a Guarantor as an entirety or substantially as an entirety or the Capital Stock of a Guarantor to the Company or a Guarantor.

          SECTION 13.05. Release of Guarantors. The Guaranty of a Subsidiary Guarantor shall automatically be released from all obligations under its Guaranty endorsed on the Securities and under this Article XIII without need for any further act or the execution or delivery or any document: (i) upon the sale or other disposition (including by way of consolidation or merger) of such Subsidiary Guarantor other than to the Company or a Restricted Subsidiary of the Company and as permitted by this Indenture, including Section 10.14; (ii) upon the sale or disposition of all or substantially all of the assets of such Subsidiary Guarantor other than to the Company or a Restricted Subsidiary of the Company and as permitted by this Indenture, including Section 10.14; (iii) upon Defeasance or Covenant Defeasance in accordance with Article XII; or (iv) if the Company properly designates any Restricted Subsidiary that is a Subsidiary Guarantor as an Unrestricted Subsidiary. Upon delivery by the Company to the Trustee of an Officer's Certificate to the effect that such transaction was made in accordance with the provisions hereof, the Trustee shall execute any documents reasonably required in order to evidence the release of such Guarantor from its obligations under its Guaranty endorsed on the Securities and under this Article XIII.

          SECTION 13.06. Successors and Assigns. This Article XIII shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

          SECTION 13.07. No Waiver, etc. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article XIII shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article XIII at law, in equity, by statute or otherwise.

          SECTION 13.08. Modification, etc. No modification, amendment or waiver of any provision of this Article, nor the consent to any departure by a Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on a Guarantor in any case shall entitle such Guarantor or any other guarantor to any other or further notice or demand in the same, similar or other circumstances.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                        UNITED RENTALS (NORTH AMERICA), INC.

                                          by

                                            __________________________________
                                            Name:
                                            Title:


                                        THE BANK OF NEW YORK, AS TRUSTEE

                                          by

                                            __________________________________
                                            Name:
                                            Title:


                                        THE GUARANTORS LISTED ON SCHEDULE A
                                        HERETO


                                          by

                                            __________________________________
                                            Name:
                                            Title:


Attest:

                                   Schedule A
                                   ----------

Name                                                     State of Incorporation
----                                                     ----------------------
Advance Barricades and Signing, Inc.                     Florida
All Cities Trailer Exchange, Inc.                        California
Arrow Equipment Company                                  Illinois
Bakersfield Compaction Equipment                         California
BNR Equipment Inc.                                       New York
Coast Line Marking, Inc.                                 Florida
Dealers Service Corporation                              New Jersey
Equipment Leasing Services, Inc.                         Massachusetts
Flasher Co. of Kansas, Inc.                              Kansas
Flasher Company of Oklahoma, Inc.                        Oklahoma
Frontenac Equipment, Inc.                                Missouri
Highway Supply Company, Inc.                             New Mexico
Jadco Signing, Inc.                                      Florida
Liddell Management Co., Inc.                             Massachusetts
Paul E. Carlson, Inc. d/b/a Carlson Equipment Company    Minnesota
Rentals Unlimited, Incorporated                          Rhode Island
Rocky Mountain Safety Service, Inc.                      Wyoming
Russ Enterprises, Inc.                                   California
Shoring & Supply Company, Inc.                           Kansas
Thoesen Equipment Inc.                                   Illinois
Traffic Markings South, Inc.                             Georgia
Traffic Safety Services, Inc.                            North Dakota
Tri-Mac, Corporation, d/b/a Tri-Mack Barricade           Indiana
 Company
United Rentals Gulf, Inc.                                Delaware
   United Equipment Rentals Gulf, L.P.                   Texas
   A.S.C. Pavement Markings, Inc.                        Texas
   Highway Safety Service Company                        Texas
   Lectric Safety Lites Co.                              Texas
   Paige Barricades, Inc.                                Texas
United Rentals Highway Technologies, Inc.                Massachusetts
United Rentals Highway Technologies Gulf, Inc.           Delaware
United Rentals Highway Technologies, L.P.                Texas

Name                                                     State of Incorporation
----                                                     ---------------------
United Rentals, Inc.                                     Delaware
United Rentals Northwest, Inc.                           Oregon
United Rentals Southeast, Inc.                           Delaware
   United Rentals Southeast, L.P.                        Georgia
Wanamaker Rents, Incorporated                            California
Warning Safety Lights, Inc.                              Florida
Warning Safety Lights of Georgia, Inc.                   Florida
West-Co Rental & Sales                                   Colorado
WLI Industries, Inc.                                     Illinois
   Safe-T-Flare Services, Inc.                           Missouri
   Warning Lites of Indiana, Inc.                        Indiana
   Warning Lites of Iowa, Inc.                           Iowa
Work Zone, Inc.                                          Louisiana
Work Zone Safety, Inc.                                   Colorado
Woudenberg Enterprises, Inc.                             Arizona
   Highway Rentals, Inc.                                 Nevada
Wynne Systems, Inc.                                      California

                       Schedule B-The Initial Purchasers
                       ---------------------------------

Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Banc of America Securities LLC
Chase Securities Inc.
Deutsche Banc Alex. Brown Inc.
Fleet Securities, Inc.
Credit Lyonnais Securities (USA) Inc.
First Union Securities, Inc.
Scotia Capital (USA) Inc.

                                                                     Exhibit A-1




                              [FORM OF SECURITY]


          THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO SUCH PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A,
(2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF Regulation S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR TRANSFER TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BE COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

                      United Rentals(North America), Inc.

                    10 3/4% Senior Note Due 2008, Series A

No. __________                                                        $_________
                                                                       CUSIP NO.

          United Rentals (North America),Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of ____________ Dollars on April 15, 2008 and to pay interest thereon from April 20, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 in each year, commencing October 15, 2001 at the rate of 10.75% per annum, until the principal hereof is paid or duly provided for, provided, however, that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 10.75% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 and October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities)

                                                                           A-1-2

is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.


Attest:                                 United Rentals (North America), Inc.

                                         by
__________________________________         _____________________________________
Title:                                     Title:


                    Trustee's Certificate of Authentication
                    ---------------------------------------

          This is one of the Securities referred to in the within-mentioned Indenture.

                                   The Bank of New York, as Trustee


Dated:                              by
                                      __________________________________________
                                                 Authorized Signatory

                                                                           A-1-3

                          Form of Reverse of Security
                          ---------------------------


          This Security is one of a duly authorized issue of Securities of the Company designated as 10 3/4% Senior Notes Due 2008, Series A (herein called the "Initial Securities"), limited in aggregate principal amount on the Issue Date to $450,000,000 issued and to be issued under an Indenture, dated as of April 20, 2001 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), among the Company, the guarantors named therein and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Company shall be entitled, subject to its compliance with Section 10.08 of the Indenture, to issue Additional Securities pursuant to Section 3.15 of the Indenture. The Securities include the Initial Securities issued on the Issue Date, any Additional Securities and the Exchange Securities referred to below, issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement. The Initial Securities issued on the Issue Date, any Additional Securities and the Exchange Securities are treated as a single class of securities under the Indenture.

          The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 7aaa - 77bbbb (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms.

          This Security is redeemable at the option of the Company, in whole or in part, at any time on or after April 15, 2005, at the Redemption Prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, thereon to the Redemption Date, if redeemed during the 12-month period beginning April 15 of the years indicated below:

                                                                      Redemption
Year                                                                    Price
----                                                                    -----

2005...............................................................    105.3750%

2006...............................................................    102.6875%

2007...............................................................    100.0000%

          In addition, at any time, or from time to time, on or prior to April 15, 2004, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the principal amount of the Securities (which includes Additional Securities, if any), at a redemption price equal to 110.75% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the Redemption Date; provided, however, that at least 65% of the aggregate principal amount of Securities (which includes Additional Securities, if any) remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall send a

                                                                           A-1-4

redemption notice to the Trustee not later than 90 days after the consummation of any such Public Equity Offering.

          The Securities are not subject to any sinking fund.

          The Indenture provides that the Company is obligated (a) upon the occurrence of a Change in Control to make an offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of purchase and
(b) to make an offer to purchase Securities with a portion of the net cash proceeds of certain sales or other dispositions of assets (not applied as specified in the Indenture within the periods set forth therein) at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

          In the event of redemption or purchase of this Security in part only pursuant to a Change of Control Offer or an Asset Sale Offer, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default shall occur and be continuing, there may be declared due and payable the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee and

                                                                           A-1-5

the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 45 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to a Change of Control Offer or an Asset Sale Offer, on or after the relevant Purchase Date).

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          This Security is issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Pursuant to the Registration Rights Agreement by and among the Company and the Initial Purchasers, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security (whether issued on the Issue Date or issued thereafter as an Additional Security) for 10 3/4% Senior Notes Due 2008, Series B, of the Company (herein called the "Exchange Securities"), which have been registered under the Securities Act, in like principal amount and having identical terms as the Initial Securities (other than as set forth in this paragraph). The Holders of Initial Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the

                                                                           A-1-6

Registration Rights Agreement. Such additional interest will constitute liquidated damages and will be the exclusive monetary remedy available to the Holder of this Security in respect of a Registration Default (as defined in the Registration Rights Agreement), but without prejudice to any non-monetary remedies otherwise available to such Holder, whether pursuant to the Registration Rights Agreement or otherwise.

          Interest on this Security shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are Guaranteed pursuant to Guarantees endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantees. The Indenture provides that each Guarantor shall be released from its Guaranty upon compliance with certain conditions.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

                                                                           A-1-7

                                ASSIGNMENT FORM

          If you, the Holder, want to assign this Security, fill in the form below and have your signature guaranteed:

I (or we) assign and transfer this Security to

________________________________________________________________________________
(Insert assignee's social security or tax ID number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type assignee's name, address and zip code) and irrevocably appoint

________________________________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

          In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration settlement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the date two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the original issuance date appearing on the face of this Security (or any predecessor thereto) or the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor thereto), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Security is being transferred:

                                  [Check One]

     (1)  [_]  to the Company; or

     (2) [_] pursuant to an effective registration statement under the Securities Act of 1933; or

     (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4) [_] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

                                                                           A-1-8

     (5) [_] pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

          Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box
(4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.



Date:_________ Your Signature:__________________________________________________
                              (Sign exactly as your name appears on the other side of this Security)

                              by
                                 _______________________________________________
                                 NOTICE: To be executed by an executive officer

Signature Guarantee: ____________________________________

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A (including the information specified in Rule 144A(d)(4)) or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________   _______________________________________________________
                         NOTICE:  To be executed by an executive officer

                                                                           A-1-9

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 10.13 or 10.14 of the Indenture, check the applicable box:

          Section 10.13  [_]

          Section 10.14  [_]

          If you want to elect to have only a part of the principal amount of this Security purchased by the Company pursuant to Section 10.13 or 10.14 of the Indenture, state the portion of such amount: $_____________


Dated:______________  Your Signature:___________________________________________
                                    (Sign exactly as name appears on the other side of this Security)


Signature Guarantee:
                    ____________________________________________________________
                    (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                     Exhibit A-2

                      United Rentals(North America), Inc.

                    10 3/4% Senior Note Due 2008, Series B


No. __________                                                        $ ________
                                                                       CUSIP NO.

          United Rentals (North America), Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of _____________ Dollars on April 15, 2008 and to pay interest thereon from April 20, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 in each year, commencing October 15, 2001 at the rate of 10.75% per annum, until the principal hereof is paid or duly provided for, provided, however, that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 10.75% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 and October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                                                           A-2-2

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.


Attest:                                 United Rentals (North America), Inc.

                                         by

__________________________________        ______________________________________
Title:                                    Title:


                    Trustee's Certificate of Authentication
                    ---------------------------------------

          This is one of the Securities referred to in the within-mentioned Indenture.

                                        The Bank of New York, as Trustee

Dated:                                   by
                                          ______________________________________
                                                   Authorized Signatory

                                                                           A-2-3

                          Form of Reverse of Security
                          ---------------------------

          This Security is one of a duly authorized issue of Securities of the Company designated as 10 3/4% Senior Notes Due 2008, Series B (herein called the "Exchange Securities"), limited in aggregate principal amount on the Issue Date to $450,000,000 issued and to be issued under an Indenture, dated as of April 20, 2001 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), among the Company, the guarantors named therein and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Company shall be entitled, subject to its compliance with Section 10.08 of the Indenture, to issue Additional Securities pursuant to Section 3.15 of the Indenture. The Securities include the Initial Securities issued on the Issue Date, any Additional Securities and the Exchange Securities, issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement. The Initial Securities issued on the Issue Date, any Additional Securities and the Exchange Securities are treated as a single class of securities under the Indenture.

          The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 7aaa - 77bbbb (the "TIA")), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms.

          This Security is redeemable at the option of the Company, in whole or in part, at any time on or after April 15, 2005, at the Redemption Prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, thereon to the Redemption Date, if redeemed during the 12-month period beginning April 15 of the years indicated below:

Year                                                             Redemption
------                                                              Price
                                                                 -----------

2005........................................................      105.3750%

2006........................................................      102.6875%

2007........................................................      100.0000%

          In addition, at any time, or from time to time, on or prior to April 15, 2004, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the principal amount of the Securities (which includes Additional Securities, if any), at a redemption price equal to 110.75% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the Redemption Date; provided, however, that at least 65% of the aggregate principal amount of Securities (which includes Additional Securities, if any) remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall send the

                                                                           A-2-4

redemption notice not later than 90 days after the consummation of any such Public Equity Offering.

          The Securities are not subject to any sinking fund.

          The Indenture provides that the Company is obligated (a) upon the occurrence of a Change in Control to make an offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of purchase and
(b) to make an offer to purchase Securities with a portion of the net cash proceeds of certain sales or other dispositions of assets (not applied as specified in the Indenture within the periods set forth therein) at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

          In the event of redemption or purchase of this Security in part only pursuant to a Change of Control Offer or an Asset Sale Offer, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default shall occur and be continuing, there may be declared due and payable the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee and

                                                                           A-2-5

the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 15 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to a Change of Control Offer or an Asset Sale Offer, on or after the relevant Purchase Date).

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          This Security is issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are Guaranteed pursuant to Guarantees endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantees. The Indenture provides that each Guarantor shall be released from its Guaranty upon compliance with certain conditions.

                                                                           A-2-6

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

                                                                           A-2-7

                                ASSIGNMENT FORM


          If you, the Holder, want to assign this Security, fill in the form below and have your signature guaranteed:

I (or we) assign and transfer this Security to

________________________________________________________________________________

(Insert assignee's social security or tax ID number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type assignee's name, address and zip code) and irrevocably appoint


________________________________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

Date: _____________      Your Signature: _______________________________________
                                         (Sign exactly as your name appears on
                                         the other side of this Security)


                                        by

                                           _____________________________________
                                           NOTICE: To be executed by an
                                           executive officer

Signature Guarantee: ___________________

                                                                           A-2-8

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 10.13 or 10.14 of the Indenture, check the applicable box:

     Section 10.13  [ ]

     Section 10.14  [ ]

          If you want to elect to have only a part of the principal amount of this Security purchased by the Company pursuant to Section 10.13 or 10.14 of the Indenture, state the portion of such amount: $_____________

Date: ________________   Your Signature: _______________________________________
                                         (Sign exactly as your name appears on
                                         the other side of this Security)

Signature Guarantee: __________________________________
                     (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                       Exhibit B

                   FORM OF LEGEND FOR BOOK-ENTRY SECURITIES


          Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       Exhibit C

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTY]

                                   GUARANTY

          ______________, a __________ corporation (the "Guarantor," which term includes any successor under the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed), hereby unconditionally and irrevocably guarantees on a senior basis, jointly and severally with each other Guarantor of the Securities, to each Holder and to the Trustee and its successors and assigns (a) the full and prompt payment (within applicable grace periods) of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities and (b) the full and prompt performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities, subject to certain limitations set forth in the Indenture (all the foregoing being hereinafter collectively called the "Guaranty Obligations"). The Guarantor further agrees that the Guaranty Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor will remain bound under Article XIII of the Indenture notwithstanding any extension or renewal of any Guaranty Obligation.
Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          Subject to the terms of the Indenture, this Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guaranty is noted shall have been executed by the Trustee under the Indenture by the signature of one of its authorized signatories.

          Notwithstanding any other provision of the Indenture or this Guaranty, under the Indenture and this Guaranty the maximum aggregate amount of the obligations guaranteed by the Guarantor shall not exceed the maximum amount that can be guaranteed without rendering the Indenture or this Guaranty, as it relates to such Guarantor, voidable under applicable federal or state law relating to fraudulent conveyance or fraudulent transfer. This Guaranty shall be governed by the internal laws of the State of New York, without regard to conflict of laws provisions thereof.


                                         [Name of Guarantor]

                                          by
                                            ___________________________________
                                            Name:
                                            Title: